ARTISAN PARTNERS FUNDS, INC.

INVESTOR SHARES

Artisan Global Equity Fund (ARTHX)

Artisan Global Value Fund (ARTGX)

Artisan Growth Opportunities Fund (ARTRX)

Artisan International Fund (ARTIX)

Artisan International Small Cap Fund (ARTJX)

Artisan International Value Fund (ARTKX)

Artisan Mid Cap Fund (ARTMX)

Artisan Mid Cap Value Fund (ARTQX)

Artisan Small Cap Fund (ARTSX)

Artisan Small Cap Value Fund (ARTVX)

Artisan Value Fund (ARTLX)

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2012, as supplemented April 20, 2012

Artisan Global Equity Fund, Artisan Global Value Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund and Artisan Value Fund (each, a “Fund,” together, the “Funds”) are series of Artisan Partners Funds, Inc. (“Artisan Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Investor Shares prospectus of the Funds dated February 1, 2012 and any supplement to the prospectus. The Funds’ financial statements for the fiscal year ended September 30, 2011, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ Investor Shares annual report to shareholders. A copy of the prospectus and annual report to shareholders for the Funds’ Investor Shares can be obtained without charge by calling 800.344.1770, by writing to Artisan Funds, P.O. Box 8412, Boston, MA 02266-8412, or by accessing Artisan Funds’ website at www.artisanfunds.com.

Information about the Funds and the Advisers

Each Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“APLP”) provides investment advisory services to the Funds. Artisan Partners UK LLP (“Artisan UK” and, collectively with APLP, “Artisan Partners”) serves as sub-adviser to Artisan Global Equity Fund.

The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

Under normal market conditions, each of Artisan Global Equity Fund, Artisan Global Value Fund and Artisan Growth Opportunities Fund invests a significant portion of its assets in common stocks and other equity securities both within and outside the U.S. Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies and Artisan International Value Fund invests at least 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other equity and equity-linked securities of non-U.S. companies. Under normal circumstances, Artisan International Small Cap Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. Artisan Value Fund may invest up to 25% of its net assets at market value at the time of purchase in securities of non-U.S. companies. Each of Artisan Mid Cap Fund and Artisan Small Cap Fund may invest up to 10% of its net assets at market value at the time of purchase in securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. Each other Fund invests primarily in U.S. companies, but may invest up to 5% of its net assets at market value at the time of purchase in securities of non-U.S. companies that trade in the U.S.

For the purposes of testing compliance with a Fund’s investment restrictions, Artisan Partners generally considers an issuer to be from a particular country as designated by its securities information vendors. However, Artisan Partners, in its own judgment, may consider an issuer to be from a country other than the country designated by the securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (“MSCI”) in the creation of the MSCI indices and FactSet Research Systems, Inc. as a secondary source for this information. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Artisan Partners may also consider other criteria such as the source of a company’s revenues. Over time, country designations may change. Artisan Partners also uses the methodology described above to determine, in general, whether to consider an issuer “non-U.S.” for purposes of a Fund’s investment restriction.

As a result of this classification, a Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, a Fund may hold securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S. In addition, the country and regional classifications shown in the Funds’ shareholder reports, financial statements and other reports may differ from the classifications used for purposes of testing compliance with a Fund’s investment restrictions.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and

sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of a Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging and Less Developed Markets. Under normal market conditions, each of Artisan Global Equity Fund and Artisan Global Value Fund may invest up to 30% of its net assets at market value at the time of purchase in emerging and less developed markets (“emerging markets”) securities; Artisan Growth Opportunities Fund may invest without limit in emerging markets’ securities; each of Artisan International Fund and Artisan International Value Fund may invest up to 20% of its net assets at market value at the time of purchase in emerging markets’ securities; Artisan International Small Cap Fund may invest up to 50% of its net assets at market value at the time of purchase in emerging markets’ securities; and Artisan Value Fund may invest up to 25% of its net assets at market value at the time of purchase in emerging markets’ securities. Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Any Fund that may invest in non-U.S. securities may invest in Privatizations. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

Artisan Global Equity Fund, Artisan Global Value Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund may each invest up to 10% of its net assets measured at the time of purchase in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). Artisan Value Fund also may invest in such securities to a limited extent. In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle that Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that

[1]	A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, each Fund looks through the participation certificate to the issuer of the underlying security. For example, under normal circumstances, Artisan International Small Cap Fund must invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. The Funds will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with this and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through a Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Corporate Debt Securities

Artisan Global Value Fund and Artisan Value Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities.2 Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. A Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., “junk bonds”, or securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Artisan Partners to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by each Fund. A Fund may invest in or hold securities that are rated or downgraded to below a C rating by S&P, which would include securities in default. In determining whether to invest in or hold a security rated below C, Artisan Partners will consider the credit quality of the issuer, the price at which the security could be sold, the rating, if any, assigned to the security by other rating agencies, the current market environment and any adverse impact on the Fund that may result from the sale of the security.

Securities rated BBB or Baa by S&P and Moody’s, respectively, are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

[2]	Artisan Global Value Fund may invest in the aggregate up to 10% of its net assets at market value at the time of purchase in debt securities, including convertible debt securities.

Convertible Securities

Each Fund may invest in convertible securities.3 Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible

[3]

Although Artisan Global Value Fund may invest in the aggregate up to 10% of its net assets at market value at the time of purchase in debt securities, including convertible debt securities, convertible preferred securities are not subject to this limit.

securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Common Stock Warrants and Rights

Artisan Global Equity Fund may invest in common stock warrants and rights and all Funds may acquire, receive and retain warrants and rights that are attached to securities held by them. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Investment Companies

Each Fund may, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies, including most exchange-traded funds (“ETFs”), or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. Each Fund may invest in ETFs, an investment company that is generally registered under the 1940 Act. ETFs are ownership interests in publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries. The shares of the ETFs in which a Fund may invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject a Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Exchange Traded Notes (“ETNs”)

Artisan Growth Opportunities Fund may, from time to time, invest in ETNs. An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s return is based on the performance of a market index less fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked less certain fees and expenses. ETNs do not make periodic interest payments, and principal is not protected. An ETN’s ability to track an index may be impeded if components comprising the index are temporarily unavailable, and an ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in that index. ETNs also incur certain expenses not incurred by their applicable indices. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

The Fund’s investments in any commodities-linked ETNs may be limited by tax considerations, including the Fund’s intention to qualify annually as a regulated investment company under the Code. See “Additional Federal Income Tax Information” below.

Managing Investment Exposure

Each Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Each Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. A Fund may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indices. Each Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities. Each Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a gain for tax purposes equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Risks Associated with OTC Options. OTC options are contracts between a Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if a Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to a Fund’s restriction on investing no more than 10% of its net assets in illiquid securities.

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indices and foreign currencies, as previously discussed.

A Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money4) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Private Placements and Rule 144A Securities

Each Fund may purchase securities that have been privately placed, including securities that are eligible for resale under Rule 144A (“Rule 144A securities”) under the 1933 Act. That

[4]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act, including participation certificates. Artisan Global Equity Fund, Artisan Global Value Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund (and, to a lesser extent, Artisan Value Fund) may purchase securities, including participation certificates and other Rule 144A securities, that are privately placed in the U.S. Most of the securities purchased by a Fund in a private placement are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates typically are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. or qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Although no Fund currently lends its portfolio securities to broker-dealers and banks, subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis with the Fund’s custodian in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund will lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

Each of Artisan International Fund, Artisan International Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s net assets. Artisan Small Cap Value Fund may at times hold more than 5% of its net assets in cash. Each of Artisan Global Value Fund, Artisan Growth Opportunities Fund and Artisan Value Fund tries to maintain a cash position of no more than 15% of its net assets. Artisan Global Equity Fund tries to maintain a cash position of no more than 10% of its net assets. Each of Artisan International Value Fund and Artisan Mid Cap Value Fund may at times hold more than 5%, but generally not more than 10%, of the Fund’s net assets in cash. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause a Fund’s cash to vary significantly from time to time. In addition, during periods when stock prices are moving broadly upwards, investment of available cash by the value Funds – Artisan Global Value Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund, and Artisan Value Fund – may be slowed because higher prevailing valuations cause fewer securities to meet the Funds’ investment criteria. As a result, each Fund may at times hold more than its stated limit in cash. Each Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment.

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis for extraordinary or emergency purposes, including without limitation to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

Weighted Average Market Capitalization for Artisan Mid Cap Fund

Artisan Mid Cap Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index. As a result of the annual reconstitution of the Russell Midcap®

Index, however, the Fund’s weighted average market capitalization may be greater than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index for a period of up to three months after such reconstitution. During this period, the Fund will invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2011 and September 30, 2010, each Fund’s portfolio turnover rates were as follows:

	Fiscal Year Ended	Fiscal Year Ended
Fund	September 30, 2011	September 30, 2010
Global Equity Fund	150.01%	60.81% [1]
Global Value Fund	32.32	34.52
Growth Opportunities Fund	76.18	79.99
International Fund	70.36	70.51
International Small Cap Fund	44.76	73.90
International Value Fund	30.90	21.02
Mid Cap Fund	62.87	63.46
Mid Cap Value Fund	31.85	37.71
Small Cap Fund	80.26	62.67
Small Cap Value Fund	47.45	37.14
Value Fund	78.36	70.69
[1] For the period from the Fund’s inception on March 29, 2010, not annualized.

The portfolio turnover rate for Artisan Global Equity Fund increased during the fiscal year ended September 30, 2011 relative to the Fund’s fiscal year ended September 30, 2010 because the Fund commenced operations on March 29, 2010 and therefore did not operate for a full year during the fiscal year ended September 30, 2010. Future turnover rates for the Funds may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;5

(5) invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

[5]	A Fund (other than Artisan Growth Opportunities Fund) will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.

For purposes of investment restriction (2) above, at the time of the establishment of the restriction, swap contracts on financial instruments, interest rates or currency exchange rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Non-Fundamental Restrictions

Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund only];

(d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics [Artisan Global Equity Fund only];

(g) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies [Artisan International Small Cap Fund only];

(h) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies [Artisan Mid Cap Fund and Artisan Mid Cap Value Fund only];

(i) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies [Artisan Small Cap Fund and Artisan Small Cap Value Fund only].

A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f) through (i) above.

For purposes of these investment restrictions, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require a Fund to sell or dispose of an investment or to take any other action.

Organization

The Funds are series of Artisan Partners Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995. Prior to July 1, 2011, Artisan Partners Funds, Inc. was named Artisan Funds, Inc. and following the name change, Artisan Partners Funds, Inc. continues to do business as Artisan Funds.

Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund each offers two classes of shares: Investor Shares and Institutional Shares. The other Funds included in this SAI – Artisan Global Equity Fund, Artisan Global Value Fund, Artisan International Small Cap Fund and Artisan Small Cap Fund – each offer only Investor Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares of the Funds are designed for certain employee benefit plans as well as institutional and other investors with a minimum initial investment of $1 million. The classes of a Fund share pro rata the costs of management of that Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements, which may result in differing expenses by class. Because of the different expenses, the Institutional Shares of a Fund generally have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.

The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will distribute proxy materials in advance, including information about the proposals to be voted on and instructions on how to vote. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Fund or class, only the shares of the affected Fund or class are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Funds have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. The chairman of the board is an independent director.6 Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws provide that each director must retire at the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Funds. Senior officers of Artisan Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report

[6]	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors.”

directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Funds’ audit committee, which is comprised of all of Artisan Funds’ independent directors.

The board’s leadership structure features independent directors serving as board chairman and chairmen of the audit and governance and nominating committees. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are members of the audit and governance and nominating committees.7 Inclusion of independent directors in the audit and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are twelve series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Directors who are not “interested persons” of Artisan Funds:
David A. Erne, 68	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).	Significant board experience; legal training and practice.

[7]

Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012 and a member of each of the audit committee and the governance and nominating committee effective February 13, 2012. As such, Ms. Hanson did not participate in meetings of the audit committee and the governance and nominating committee for the fiscal year ended September 30, 2011.

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Gail L. Hanson, 56	Director	1/1/12

Chief Financial Officer and Senior Vice President, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.

None.

Significant executive experience including service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant.

Thomas R. Hefty, 64	Director	3/27/95

Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).

				None.	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Patrick S. Pittard, 66	Director	8/9/01

Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).

				Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.
Howard B. Witt, 71	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Former Director, Franklin Electric Co., Inc. (manufacturer of electric motors).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler, 54*	Director	1/5/95	Managing Director of APLP; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.

Continuing service as the Executive Chairman of APLP and past services as Chief Executive Officer of APLP; past services as Chief Executive Officer and President of Artisan Funds; significant board experience; and legal training and practice.

*

Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of APLP and an officer of Artisan Investments GP LLC (the general partner of APLP). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Officers:
Eric R. Colson, 42	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of APLP since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of APLP.	None.
Gregory K. Ramirez, 41	Chief Financial Officer, Vice President and Treasurer	2/8/11

Managing Director and since March 2010, Chief Accounting Officer of APLP; Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.

None.
Sarah A. Johnson, 39	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010), Associate Counsel and Chief Compliance Officer (since January 2012) of APLP; until February 2011, Assistant Secretary of Artisan Funds.	None.
Brooke J. Billick, 58	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of APLP; until January 2012, Chief Compliance Officer of APLP and Artisan Partners Distributors LLC.	None.

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
James S. Hamman, Jr., 42	Vice President and Assistant Secretary	2/8/11

Associate Counsel of APLP since March 2010; from January 2008 - February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.

None.
Stephen W. Hlavach, 43	Assistant Treasurer	2/14/12	Tax Director of Artisan Partners since January 2011; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.	None.
Shannon K. Jagodinski, 34	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne, Ms. Hanson, Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The board of directors has an audit committee and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended September 30, 2011, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	David A. Erne Gail L. Hanson* Thomas R. Hefty** Patrick S. Pittard Howard B. Witt	4

The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Gail L. Hanson* Thomas R. Hefty Patrick S. Pittard Howard B. Witt**	3

The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of Artisan Partners, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	James S. Hamman, Jr.*** Shannon K. Jagodinski*** Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	113à

The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012 and a member of each of the audit committee and the governance and nominating committee effective February 13, 2012. As such, Ms. Hanson did not participate in meetings of the audit committee and the governance and nominating committee for the fiscal year ended September 30, 2011.

**	Chairperson of the committee.

***	Mr. Hamman and Ms. Jagodinski were appointed to the valuation committee effective February 8, 2011.

à	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan

Partners Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

The compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $200,000, payable quarterly, subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. (Prior to April 1, 2011, each director who was not an affiliated person of Artisan Partners received an annual retainer of $180,000.) In addition, the independent chair of the board of directors receives an additional $60,000 annually, payable quarterly, and the chairs of the audit committee and the governance and nominating committee each receive an additional $30,000 annually, payable quarterly. If more than five in-person meetings are held in a calendar year, the board of directors may, at its discretion, pay each director an additional meeting attendance fee. Otherwise, no per meeting fees are paid.

Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her Compensation (as defined under the Plan) as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan

Funds on the date that such Compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Any obligation of an Artisan Fund to make distributions under the Plan is a general obligation of that Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by the Funds and total compensation paid by the Artisan Funds complex to each director.

Name of Director	Aggregate Compensation from the Funds[1]	Total Compensation from the Artisan Funds Complex Paid to Directors[2]
Andrew A. Ziegler	$ 0	$ 0
David A. Erne	$244,141	$250,000
Gail L. Hanson[3]	—	—
Thomas R. Hefty	$214,844	$220,000
Jeffrey A. Joerres[4]	$136,719	$140,000
Patrick S. Pittard	$185,547	$190,000
Howard B. Witt	$214,844	$220,000

[1]	The compensation presented in this column is the compensation paid by each series of Artisan Funds, included within this SAI, for the fiscal year ended September 30, 2011.

[2]	The compensation presented in this column is an aggregate of the compensation paid by each series of Artisan Funds for the fiscal year ended September 30, 2011.

[3]

Given that Ms. Hanson became a director of Artisan Funds effective January 1, 2012, she did not receive any compensation from the Funds or other series of Artisan Funds for the fiscal year ended September 30, 2011.

[4]

Mr. Joerres resigned from the board of directors effective June 3, 2011. Upon resignation, Mr. Joerres received $980,906 in deferred compensation, which represented the value of Mr. Joerres’ account under Artisan Funds’ deferred compensation plan.

As of December 31, 2011, the officers and directors of Artisan Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) less than 1% of the outstanding shares of each of the Funds, except Artisan Global Equity Fund, Artisan Global Value Fund, Artisan Growth Opportunities Fund, Artisan Small Cap Fund and Artisan Value Fund. As of December 31, 2011, the officers and directors of Artisan Funds as a group owned beneficially 16.94% of Artisan Global Equity Fund, 2.29% of Artisan Global Value Fund, 2.00% of Artisan Growth Opportunities Fund, 1.93% of Artisan Small Cap Fund and 1.13% of Artisan Value Fund.

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of December 31, 2011, except as noted below with respect to Ms. Hanson. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on December 31, 2011.

Fund	Directors who are not interested persons of Artisan Funds					Director who is an “interested person” of Artisan Funds

	David A. Erne	Gail L. Hanson[1]	Thomas R. Hefty	Patrick S. Pittard	Howard B. Witt	Andrew A. Ziegler
		$50,001-
Global Equity Fund	None	$100,000	None	None	None	Over $100,000
Global	Over	$10,001-		Over	Over
Value Fund	$100,000	$50,000	None	$100,000	$100,000	Over $100,000
Growth Opportunities					Over
Fund	None	None	None	None	$100,000	Over $100,000
International	Over	$10,001-	Over	$50,001 -	Over
Fund	$100,000	$50,000	$100,000	$100,000	$100,000	Over $100,000
International	Over				Over
Small Cap Fund	$100,000	None	None	None	$100,000	Over $100,000
International Value	Over			Over	Over
Fund	$100,000	None	None	$100,000	$100,000	Over $100,000
Mid Cap	Over	$50,001-	Over	$10,001 -	Over
Fund	$100,000	$100,000	$100,000	$50,000	$100,000	Over $100,000
Mid Cap	Over	$1-		Over	Over
Value Fund	$100,000	$10,000	None	$100,000	$100,000	Over $100,000
Small	Over	$1-	Over	$10,001 -
Cap Fund	$100,000	$10,000	$100,000	$50,000	None	Over $100,000
Small Cap	Over	$50,001-	Over	$10,001 -	Over
Value Fund	$100,000	$100,000	$100,000	$50,000	$100,000	Over $100,000
	Over		$50,001 -	Over	Over
Value Fund	$100,000	None	$100,000	$100,000	$100,000	Over $100,000
Aggregate
Artisan Funds	Over	Over	Over	Over	Over
Complex[2]	$100,000	$100,000	$100,000	$100,000	$100,000	Over $100,000

[1]	Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012. Her ownership is shown as of March 31, 2012.

[2]	As of December 31, 2011, no director beneficially owned Institutional Shares of any Artisan Fund shown above.

No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Managers

Barry P. Dargan is lead portfolio manager and Mark L. Yockey is portfolio manager for Artisan Global Equity Fund. Daniel J. O’Keefe is lead portfolio manager and N. David Samra is portfolio manager for Artisan Global Value Fund. Mr. Samra is lead portfolio manager and Mr. O’Keefe is portfolio manager for Artisan International Value Fund. Mark L. Yockey is portfolio manager and Andrew J. Euretig and Charles-Henri Hamker are associate portfolio managers for Artisan International Fund. Mr. Yockey and Mr. Hamker are portfolio managers for Artisan International Small Cap Fund. Andrew C. Stephens and James D. Hamel are portfolio managers, and Matthew H. Kamm and Jason L. White are associate portfolio managers, for Artisan Mid

Cap Fund and Artisan Growth Opportunities Fund. Craigh A. Cepukenas, Andrew C. Stephens and James D. Hamel are portfolio managers, and Matthew H. Kamm and Jason L. White are associate portfolio managers, for Artisan Small Cap Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. are portfolio managers, and Daniel L. Kane is associate portfolio manager, for Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund, and Artisan Value Fund.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, which may include separate accounts, separate accounts offered by Artisan Partners, other series of Artisan Funds and unregistered funds. Portfolio managers may provide services to other accounts that are managed in investment strategies that differ from those of the Funds. Fees earned by APLP and/or Artisan UK may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the tables below.8

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2011

Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Craigh A. Cepukenas	Accounts: 0	Accounts: 2	Accounts: 6
	Assets: $0	Assets: $35,727,486	Assets: $434,411,887
Barry P. Dargan	Accounts: 0	Accounts: 1	Accounts: 0
	Assets: $0	Assets: $9,754,132	Assets: $0
James D. Hamel	Accounts: 0	Accounts: 4	Accounts: 40
	Assets: $0	Assets: $1,065,380,162	Assets: $3,656,785,439
Matthew H. Kamm	Accounts: 0	Accounts: 4	Accounts: 40
	Assets: $0	Assets: $1,065,380,162	Assets: $3,656,785,439
James C. Kieffer	Accounts: 5	Accounts: 5	Accounts: 34
	Assets: $1,413,320,575	Assets: $108,334,682	Assets: $2,456,690,473
Daniel J. O’Keefe	Accounts: 1	Accounts: 12	Accounts: 26
	Assets: $45,951,628	Assets: $3,888,967,810	Assets: $2,391,381,719
N. David Samra	Accounts: 1	Accounts: 12	Accounts: 26
	Assets: $45,951,628	Assets: $3,888,967,810	Assets: $2,391,381,719
Scott S. Satterwhite	Accounts: 5	Accounts: 5	Accounts: 34
	Assets: $1,413,320,575	Assets: $108,334,682	Assets: $2,456,690,473
Andrew C. Stephens	Accounts: 0	Accounts: 5	Accounts: 40
	Assets: $0	Assets: $1,080,631,085	Assets: $3,656,785,439
George O. Sertl, Jr.	Accounts: 5	Accounts: 5	Accounts: 34
	Assets: $1,413,320,575	Assets: $108,334,682	Assets: $2,456,690,473
Jason L. White	Accounts: 0	Accounts: 4	Accounts: 40
	Assets: $0	Assets: $1,065,380,162	Assets: $3,656,785,439
Mark L. Yockey	Accounts: 5	Accounts: 6	Accounts: 19
	Assets: $1,207,084,241	Assets: $750,681,293	Assets: $4,853,091,944

[8]

Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

Number of Other Accounts Managed and Assets by Account Type as December 31, 2011[1]
Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Andrew J. Euretig	Accounts: 5	Accounts: 4	Accounts: 18
	Assets: $1,301,470,271	Assets: $741,885,830	Assets:$5,177,360,384
Charles-Henri Hamker	Accounts: 5	Accounts: 5	Accounts: 20
	Assets: $1,301,470,271	Assets: $786,236,160	Assets: $5,283,801,450
Daniel L. Kane	Accounts: 5	Accounts: 5	Accounts: 33[2]
	Assets: $1,564,970,721	Assets: $108,959,976	Assets: $2,822,192,689

[1]

This information is presented as if Mr. Euretig and Mr. Hamker had been appointed as associate portfolio managers of Artisan International Fund, Mr. Hamker had been appointed as a portfolio manager of Artisan International Small Cap Fund and Mr. Kane had been appointed as an associate portfolio manager of Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund, each as of December 31, 2011, rather than on February 1, 2012, the effective date of such appointments.

[2]	This includes one account with assets of $59,197,600 for which the advisory fee is based on performance.

The advisory fees received by APLP in connection with the management of the Funds and by Artisan UK in connection with the management of Artisan Global Equity Fund are not based on the performance of the Funds. APLP receives a performance-based fee for its management of one separate account in its global value strategy and one separate account in its U.S. small-cap value strategy. As of September 30, 2011, those accounts had $187,844,122 and $51,768,945, respectively, in total assets.

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the Funds. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by APLP or Artisan UK based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. APLP portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of APLP’s salaried associates. Mr. Dargan may participate in group health plans that are available to Artisan UK’s associates. All of Artisan Partners’ portfolio managers and Artisan UK’s members have or are expected to have over a reasonable time limited partnership interests in Artisan Partners Holdings LP.

At September 30, 2011, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds they manage having values within the indicated dollar ranges.

Portfolio Manager	Fund	Ownership
Craigh A. Cepukenas	Small Cap Fund	$100,001 - $500,000
Barry P. Dargan	Global Equity Fund	Over $1 million
Andrew J. Euretig[1]	International Fund	$100,001 - $500,000
James D. Hamel	Growth Opportunities Fund Mid Cap Fund Small Cap Fund	Over $1 million Over $1 million Over $1 million
Charles-Henri Hamker[1]	International Fund International Small Cap Fund	$10,001 - $50,000 $100,001 - $500,00
Matthew H. Kamm	Growth Opportunities Fund Mid Cap Fund Small Cap Fund	$100,001 - $500,000 Over $1 million $100,001 - $500,000
Daniel L. Kane[1]	Mid Cap Value Fund Small Cap Value Fund Value Fund	$50,001 - $100,000 $0 - $10,000 $100,001 - $500,00
James C. Kieffer	Mid Cap Value Fund Small Cap Value Fund Value Fund	Over $1 million Over $1 million Over $1 million
Daniel J. O’Keefe	Global Value Fund International Value Fund	Over $1 million Over $1 million
N. David Samra	Global Value Fund International Value Fund	Over $1 million Over $1 million
Scott C. Satterwhite	Mid Cap Value Fund Small Cap Value Fund Value Fund	$100,001 - $500,000 $50,001 - $100,000 Over $1 million
George O. Sertl, Jr.	Mid Cap Value Fund Small Cap Value Fund Value Fund	Over $1 million $100,001 - $500,000 Over $1 million
Andrew C. Stephens	Growth Opportunities Fund Mid Cap Fund Small Cap Fund	Over $1 million Over $1 million $500,001 - $1,000,000
Jason L. White	Growth Opportunities Fund Mid Cap Fund Small Cap Fund	$50,001 - $100,000 $100,001 - $500,000 $10,001 - $50,000
Mark L. Yockey	Global Equity Fund International Fund International Small Cap Fund	$500,001 - $1,000,000 Over $1 million Over $1 million

[1]

Effective February 1, 2012, Mr. Euretig was named as an associate portfolio manager of Artisan International Fund, Mr. Kane was named as an associate portfolio manager of Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund and Mr. Hamker was named as an associate portfolio manager of Artisan International Fund and as a portfolio manager of Artisan International Small Cap Fund. The information shown in the table with respect to Mr. Euretig’s, Mr. Kane’s and Mr. Hamker’s beneficial ownership of those respective Funds is as of January 27, 2012.

Potential Conflicts of Interest

There are a number of ways in which the interests of APLP, Artisan UK, the Funds’ portfolio managers and their other personnel might conflict with the interests of a Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times these employees, and other APLP employees and senior management, devote a significant amount of time to servicing other client accounts, in general, APLP performs significant duties for Artisan Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Funds and there are times when very significant portions of the time of senior management is devoted to Artisan Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Artisan Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the staff member were not a director.

Management Services Provided to or Business Relationships with Artisan Funds’ Service Providers. Artisan Partners may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to Artisan Funds. In every case, the compensation paid by Artisan Funds or Artisan Partners for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services from clients that have no relationship with Artisan Funds is the same or consistent with fees received by Artisan Partners from clients that have a relationship with Artisan Funds.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan Partners’ investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan Partners’ investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. The trader strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Funds, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Funds’ compliance program.

Short Selling. Artisan Partners has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of brokers is affected by Artisan Partners’ receipt of research services.

Client commissions are used (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Funds, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest brokers or dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Funds’ compliance procedures.

Proprietary and Personal Investments and Codes of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners’ Codes of Ethics, which generally provide that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Codes require pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibit personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days.9 In addition, the Codes require reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Codes prohibit the purchase and sale of securities to and from client accounts. The Codes also contain policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2011, APLP had five separate accounts with performance-based fees encompassing all of its investment strategies. Three of those separate accounts are in a strategy that includes an Artisan Fund not covered by this SAI. As of September 30, 2011, Artisan UK did not have any separate accounts with performance-based fees. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from their other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

[9]

Certain transactions, including trading of mutual funds for which APLP or Artisan UK act as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Funds, typically have their own policies and procedures related to short-term trading activity.

Control Persons and Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding Investor shares of each Fund as of December 31, 2011 were:

Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Institutional Shares Held
Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122

Global Equity Fund

Global Value Fund

Growth Opportunities Fund

International Fund

International Small Cap Fund

International Value Fund

Mid Cap Fund

Mid Cap Value Fund

Small Cap Fund

Small Cap Value Fund

Value Fund

		47.18% 48.72 41.87 28.88 40.57 26.18 15.03 17.93 13.38 20.13 30.16	N/A N/A 0.00% 0.00 N/A 0.00 0.00 0.00 N/A 0.00 0.00
National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003

Global Equity Fund

Global Value Fund

Growth Opportunities Fund

International Fund

International Small Cap Fund

International Value Fund

Mid Cap Fund

Mid Cap Value Fund

Small Cap Fund

Small Cap Value Fund

Value Fund

		10.98% 20.62 31.69 19.97 9.83 27.25 34.46 31.36 10.48 22.53 16.79	N/A N/A 0.00% 0.00 N/A 0.00 0.00 0.00 N/A 0.00 14.12
Linsco Private Ledger (1) PO Box 509046 San Diego, CA 92150-9046	Mid Cap Fund Mid Cap Value Fund Small Cap Fund Small Cap Value Fund	7.01% 6.01 6.28 10.81	0.00% 0.00 N/A 0.00
TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820	Global Value Fund Growth Opportunities Fund Value Fund	10.27% 11.57 7.46	N/A 0.00% 0.00
Barry P. Dargan c/o Artisan Partners UK LLP 25 St. James’s Street, 3rd Floor London, SW1A 1HA	Global Equity Fund	15.21%	N/A
Artisan Partners Limited Partnership 875 East Wisconsin Avenue Milwaukee, WI 53202-5408	Global Equity Fund Value Fund	10.37% 0.00	N/A 22.78%

Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Institutional Shares Held
Cystic Fibrosis Foundation 6931 Arlington Road Bethesda, MD 20814-5231	Global Value Fund	6.41%	N/A
Northern Trust Company FBO The McGraw Hill Co. P.O. Box 92994 Chicago, IL 60675-0001	International Small Cap Fund	16.67%	N/A
State Street FBO Gates Family Foundation 200 Newport Avenue North Quincy, MA 02171-2102	International Small Cap Fund	6.78%	N/A
Vanguard Fiduciary Trust Co (1) PO Box 2600 VM 613 Valley Forge, PA 19482-2600	Mid Cap Fund Small Cap Value Fund	5.89% 6.16	0.00% 0.00
Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Small Cap Fund	14.44%	N/A
JP Morgan Chase FBO Texas Health Retirement 401(k) 9300 Ward Parkway Kansas City, MO 64114-3317	Small Cap Fund	8.73%	N/A
First Clearing LLC (1) 2801 Market Street St. Louis, MO 63103-2523	Small Cap Value Fund	11.47%	0.00%
Genworth Financial Trust Company (1) 3200 North Central Avenue Phoenix, AZ 85012-2403	Value Fund	24.14%	0.00%
M&I Trust Company FBO Froedtert Health Inc. 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Growth Opportunities Fund	0.00%	9.83%
Sacramento Region Community Foundation Core Endowment 740 University Avenue Suite 110 Sacramento, CA 95825-6751	Growth Opportunities Fund	0.00%	9.53%

Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Institutional Shares Held
SEI Trust Company FBO Carnegie Council 1 Freedom Valley Dr. Oaks, PA 19456-9989	Growth Opportunities Fund	0.00%	6.14%
Fiduciary Trust Company International FBO Wait Family Foundation P.O. Box 3199 Church Street Station New York, NY 10008-3199	Growth Opportunities Fund	0.00%	7.66%
Waco Foundation 1105 Wooded Acres Suite 701 Waco, TX 76710-4451	Growth Opportunities Fund	0.00%	9.37%
Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	Growth Opportunities Fund	0.00%	45.74%
Wistar Institute of Anatomy & Biology 3601 Spruce Street Philadelphia, PA 19104-4265	Growth Opportunities Fund	0.00%	8.96%
Acuity Mutual Insurance Company 2800 South Taylor Drive Sheboygan, WI 53081-8474	Mid Cap Fund	0.00%	7.34%
SEI Private Trust FBO Genuine Parts One Freedom Valley Drive Oaks, PA 19456-9989	Mid Cap Fund	0.00%	5.36%
Wells Fargo Bank N.A. (1) FBO Customers P.O. Box 1533 Minneapolis, MN 55480-1533	Mid Cap Fund	0.00%	8.08%
Northern Trust Company FBO Danaher Corporation 801 South Canal Street Chicago, IL 60607-4715	Mid Cap Fund	0.00%	6.91%
Wells Fargo Bank NA FBO Stoel Rives Retirement PO Box 1533 Minneapolis, MN 55480-1533	Value Fund	0.00%	19.93%

Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Institutional Shares Held
Rose Foundation 600 S. Cherry Street Suite 1200 Denver, CO 80246-1712	Value Fund	0.00%	35.05%

[1]

Shares are held of record on behalf of customers and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Investor Shares held of Global Equity Fund includes 12.32% of outstanding shares held beneficially by Andrew A. Ziegler and Carlene M. Ziegler; the percentage of outstanding Investor Shares held of Global Equity Fund includes 7.87% of outstanding shares held beneficially by Mark L. Yockey. With respect to National Financial Services Corp., the percentage of outstanding Institutional Shares held of Value Fund includes 8.99% and 5.08% of outstanding shares held beneficially by James C. Kieffer and George O. Sertl, Jr., respectively; the percentage of outstanding Investor Shares held of International Value Fund and Value Fund include 11.91% and 4.00%, respectively, of outstanding shares held beneficially by Fidelity Strategic Advisors.

Investment Advisory Services

APLP provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated February 9, 2010 (Global Equity Fund); August 9, 2007 (Global Value Fund); May 15, 2008 (Growth Opportunities Fund); December 27, 1995, as amended November 17, 2005 (International Fund); November 7, 2001 (International Small Cap Fund); August 9, 2002 (International Value Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); March 27, 1995 (Small Cap Fund); July 31, 1997 (Small Cap Value Fund); and February 9, 2006, as amended December 1, 2010 (Value Fund) (the “Advisory Agreements”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. APLP is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. APLP is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Investment Corporation, a Wisconsin corporation controlled by Andrew and Carlene Ziegler. The principal address of APLP is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. APLP also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1330 Avenue of the Americas, Suite 3100, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each Advisory Agreement provides that APLP shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. With respect to Artisan Global Equity Fund, the Advisory Agreement provides that APLP is authorized to appoint one or more qualified sub-advisers to assist in the performance of the Advisory Agreement. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the investment advisory contracts for each of the Funds is available in Artisan Funds’ semiannual report to shareholders for the most recent six months ended March 31. You may obtain a copy of the Funds’ most recent annual or semiannual reports, without charge, upon request to the Funds.

In return for its services, each Fund pays Artisan Partners a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate of Fee	Asset Base
Global Equity Fund[1] Global Value Fund[1]	1.000% 0.975% 0.950% 0.925% 0.900%	up to $1 billion $1 billion up to $4 billion $4 billion up to $8 billion $8 billion up to $12 billion over $12 billion
Growth Opportunities Fund[1]	0.900%	up to $1 billion
	0.875%	$1 billion up to $4 billion
	0.850%	$4 billion up to $8 billion
	0.825%	$8 billion up to $12 billion
	0.800%	over $12 billion
International Fund	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	$1 billion up to $12 billion
	0.900%	over $12 billion
International Small Cap Fund	1.250%	All assets
International Value Fund	1.000%	up to $500 million
Mid Cap Fund	0.975%	$500 million up to $750 million
Mid Cap Value Fund	0.950%	$750 million up to $1 billion
Small Cap Fund	0.925%	over $1 billion
Small Cap Value Fund
Value Fund	0.800%	up to $50 million
	0.760%	$50 million up to $ 100 million
	0.720%	$100 million up to $500 million
	0.680%	$500 million up to $7.5 billion
	0.640%	over $7.5 billion

[1]

APLP has contractually agreed to reimburse Artisan Global Equity Fund, Artisan Global Value Fund and Artisan Growth Opportunities Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets of each Fund. This contract continues through February 1, 2013, at which time APLP will determine whether to renew, revise or discontinue it.

The investment advisory fees paid by the Funds, except as otherwise noted, for the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

Fund	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009
Global Equity Fund	$ 128,250[1]	$ 46,869[1]	–
Global Value Fund	543,126 [2]	312,877[2]	$ 186,661[2]
Growth Opportunities Fund	1,234,897	529,381[3]	167,057[3]
International Fund	90,894,815	91,920,483	79,830,684
International Small Cap Fund	9,196,240	9,247,955	6,428,857
International Value Fund	42,061,503	25,166,097	11,395,382
Mid Cap Fund	53,152,275	41,580,590	30,398,188
Mid Cap Value Fund	62,516,953	50,479,589	28,963,944
Small Cap Fund	3,300,021	3,680,603	3,588,326
Small Cap Value Fund	29,202,506	23,082,762	14,623,059
Value Fund	2,952,616	2,080,029	1,391,839

[1]

For the period from the Fund’s inception on March 29, 2010. This amount does not reflect the advisory fees waived by APLP. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Global Equity Fund would have been $0 for the fiscal years ended September 30, 2011 and September 30, 2010.

[2]

This amount does not reflect the advisory fees waived by APLP. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Global Value Fund would have been $423,208, $170,317 and $63,483 for the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, respectively.

[3]

This amount does not reflect the advisory fees waived by APLP. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Growth Opportunities Fund would have been $506,547 and $30,555 for the fiscal years ended September 30, 2010 and September 30, 2009, respectively.

Artisan UK serves as Artisan Global Equity Fund’s investment sub-adviser pursuant to a Sub-Advisory Agreement with APLP dated February 9, 2010 (the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, Artisan UK manages the investment of Artisan Global Equity Fund’s assets, subject to the general supervision of APLP and Artisan Funds’ board of directors. Artisan UK is a limited liability partnership organized under the laws of England and Wales. Artisan UK’s founding partner is Artisan Partners Limited, a private limited company incorporated under the laws of England and Wales. The sole shareholder of Artisan Partners Limited is Artisan Partners Holdings LP (which is the parent company of APLP). Artisan UK was founded in December 2009. Artisan UK’s principal address is 25 St. James’s Street, 3rd Floor, London, SW1A 1HA.

The Sub-Advisory Agreement for Artisan Global Equity Fund may be continued from year to year only so long as the continuance is approved annually in conformity with the requirements of the 1940 Act. The Sub-Advisory Agreement provides that Artisan UK shall not be liable for any loss suffered by APLP or Artisan Global Equity Fund as a consequence of any act or omission of Artisan UK, or of any members, employees or agents of Artisan UK, in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan UK in the performance of its duties or by reason of reckless disregard by Artisan UK of its obligations and duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory agreement also may be terminated at any time without the payment of any penalty, by the board of directors of Artisan Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, upon 60 days’ written notice to Artisan UK. In addition, the Sub-Advisory Agreement may be terminated by APLP or Artisan UK at any time upon 60 days’ written notice to the other party and the Fund.

In return for its services, APLP pays Artisan UK a monthly fee at an annual rate of 0.40% of the Artisan Global Equity Fund’s average daily net assets. The investment sub-advisory fees and total advisory fees paid by Artisan Global Equity Fund for the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

Fund	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010
Global Equity Fund	$ 51,300	$ 18,748[1]
Total	$ 128,250	$ 46,869

[1]

For the period from the Fund’s inception on March 29, 2010. Because the Fund commenced operations on March 29, 2010, no sub-advisory fees were paid by APLP to Artisan UK during the fiscal year ended September 30, 2009.

Litigation involving Artisan Partners. In June 2011, a complaint entitled Reso v. Artisan Partners Limited Partnership was filed in the U.S. District Court for the Northern District of California alleging, among other things, that Artisan Partners breached its fiduciary duty by charging excessive management fees to Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Value Fund in violation of Section 36(b) of the 1940 Act. The case was subsequently transferred to the U.S. District Court for the Eastern District of Wisconsin. The plaintiff seeks declaratory and injunctive relief, rescission and restitution, as well as an award of compensatory damages in an unspecified amount. Artisan Partners believes the claims are without merit and intends to defend them vigorously.

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, APLP, Artisan UK and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, APLP, Artisan UK and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, APLP, Artisan UK and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders pursuant to a Distribution Agreement between the Funds and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Funds are paid by Artisan Partners Holdings LP or APLP, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Distributors, Artisan Partners Holdings LP or APLP bear all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker or dealer selected, including its flexibility in completing step-out transactions; and others that are considered; Artisan Partners’ knowledge of the financial stability and operational capability of the broker or dealer selected; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker or dealer are considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services, and the value of such products or services. Recognizing the value of those factors, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved brokers and dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by brokers or dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting brokers or dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, brokers’ or dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker or dealer to pay for distribution of the Funds’ shares. As part of such policies and procedures, Artisan Partners’ staff conducts periodic testing to determine if any significant correlation exists between sales of Artisan Funds’ shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds’ portfolios to that broker (or an affiliate).

A small portion, if any, of the brokerage commissions generated by each Fund may be directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund generating the commission. The cash rebates are made directly to the Fund that generated the commission and are included in net realized gain or loss on investments in the applicable Fund’s Statement of Operations in the Funds’ annual and semiannual reports to shareholders.

When selecting a broker or dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners and its affiliates by those organizations. The types of research products and services received include: research reports, subscriptions to financial publications and research compilations; investment ideas; access to the brokers’ or dealers’ traders and analysts; access to conferences; access to managements of companies with which brokers or dealers have relationships; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; quotation services; and services related to economic and other consulting services. When Artisan Partners or its affiliates receive these items in return for client brokerage, it relieves such entity of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or ECN that will provide it or its affiliates with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker or dealer or ECN that Artisan Partners will direct brokerage transactions to that broker or dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker or dealer or ECN, even if another broker or dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker or dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker or dealer that provides research. Artisan Partners identifies those brokers or dealers that have provided it with research products or services and the value of the research products or services they provided.

Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those brokers or dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker or dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by brokers or dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its affiliates’ clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker or dealer that has provided research services to Artisan Partners or its affiliates and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners or its affiliates include both third-party research (in which the broker or dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker or dealer providing them). Artisan Partners or its affiliates use only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ and its affiliates’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fund	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009
Global Equity Fund	$ 41,107	$ 17,709[1]	—
Global Value Fund	50,132	14,009	$ 23,668
Growth Opportunities Fund	222,028	88,629	52,603
International Fund	18,739,368	20,307,741	22,004,862
International Small Cap Fund	1,312,994	1,645,055	1,044,782
International Value Fund	3,966,726	2,404,524	2,305,429
Mid Cap Fund	4,067,046	4,691,405	5,104,247
Mid Cap Value Fund	3,031,216	3,813,797	3,989,620
Small Cap Fund	415,425	585,562	1,260,510
Small Cap Value Fund	3,022,045	2,268,067	2,420,559
Value Fund	500,053	262,725	240,640

[1]	For the period from the Fund’s inception on March 29, 2010.

Artisan Global Equity Fund paid greater commissions for the fiscal year ended September 30, 2011 as compared to the fiscal year ended September 30, 2010. Artisan Global Value Fund, Artisan Growth Opportunities Fund, Artisan International Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund paid greater commissions for the fiscal year ended September 30, 2011 as compared to the fiscal years ended September 30, 2010 and September 30, 2009. The aggregate commissions paid by each of these Funds, except Artisan Small Cap Value Fund, increased primarily due to an increase in assets. For Artisan Small Cap Value Fund, the aggregate commissions paid increased primarily due to an increase in the number of shares traded. Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Mid Cap Value Fund paid lower commissions for the fiscal year ended September 30, 2011 as compared to September 30, 2010 and September 30, 2009. For Artisan Small Cap Fund, the aggregate commissions paid decreased primarily due to the Fund executing a larger volume of trades with a lower average commission rate. For Artisan Mid Cap Fund and Artisan Mid Cap Value Fund, the aggregate commissions paid decreased primarily due to a decrease in the number of shares traded.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2011.

	Fiscal Year Ended September 30, 2011

Fund	Commissions Paid for Research	Related Aggregate Share Price Paid/Received
Global Equity Fund	$ 19,145	$ 9,311,215
Global Value Fund	28,616	21,097,284
Growth Opportunities Fund	149,708	111,134,274
International Fund	13,111,084	7,770,415,812
International Small Cap Fund	928,390	420,600,997
International Value Fund	2,593,032	1,635,797,929
Mid Cap Fund	2,753,786	2,965,744,523
Mid Cap Value Fund	1,658,057	1,631,788,879
Small Cap Fund	230,254	176,381,077
Small Cap Value Fund	1,607,663	1,203,508,061
Value Fund	180,774	171,347,093

Proxy Voting

The Funds have delegated responsibility for proxy voting to APLP. APLP votes proxies solicited by or with respect to the issuers of securities held by the Funds. When APLP votes a Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is APLP’s primary consideration in determining how the proxy should be voted. APLP generally does not take into account interests of other stakeholders of the issuer or interests Artisan Funds may have in other capacities.

When making proxy voting decisions, APLP generally adheres to proxy voting guidelines that set forth APLP’s proxy voting positions on recurring issues and criteria for addressing non-recurring issues. APLP believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on APLP’s own research and analyses and the research and analyses provided by the proxy administration and research services engaged by APLP. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when APLP votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, APLP may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances APLP may not vote a Fund’s proxy:

•

APLP has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

APLP has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). APLP believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Funds’ custodian may effectively restrict transactions even in circumstances in which APLP believes that share blocking is not required by law. APLP relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, APLP could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•

The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•

The Fund, as of the record date, has loaned the securities to which the proxy relates and APLP has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.

•	The Fund so directs APLP.

APLP has engaged a primary proxy service provider to (i) make recommendations to APLP of proxy voting policies for adoption by APLP; (ii) perform research and make recommendations to APLP as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by APLP and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to APLP on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by APLP. APLP retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, APLP has engaged a second proxy service provider to perform research and make recommendations to APLP as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, APLP generally follows the recommendation of its primary proxy service provider.

APLP’s proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain APLP employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by APLP’s primary proxy service provider, and/or (b) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing other existing APLP’s clients or soliciting new clients for APLP.

APLP or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. APLP will be deemed to have a potential conflict voting proxies of an issuer if: (i) APLP or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of APLP or its affiliate; (iii) APLP or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of APLP or an affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

APLP maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provides such list to each proxy administrator, who refers all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the secondary proxy service provider is independent of such issuer. Such belief may be based upon a written certification provided to APLP by the secondary proxy service provider or any other source the proxy voting committee deems reliable. In the event the secondary proxy service provider does not provide research and analysis with respect to the issuer in question or the proxy voting committee has reason to believe the secondary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the primary proxy service provider is independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Funds, consistent with APLP’s obligations under applicable proxy voting rules.

APLP prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Funds as of a record date and (b) the votes cast with APLP’s standing and specific voting instructions. APLP uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, APLP works with such provider to minimize the risk of such errors in the future.

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Funds’ website at www.artisanfunds.com.

APLP maintains a copy of any document generated by APLP or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of APLP.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

APLP’s compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Artisan Fund may be provided to any person. In no case do Artisan Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.

Public Disclosure. A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine for each Fund on Artisan Funds’ website (www.artisanfunds.com). On Artisan Funds’ website, portfolio holdings information can be found at www.artisanfunds.com/materials_info/view_online.cfm. A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Funds on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Funds’ fiscal year). See the Funds’ prospectus for information on the Funds’ release of portfolio holdings information.

Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, Artisan Partners and Artisan Partners UK LLP (and their service providers); Distributors; Kinetic Partners LLP; K&L Gates LLP, Ropes & Gray LLP, Seyfarth Shaw LLP, Fulbright & Jaworski LLP and Jenner & Block LLP, attorneys for Artisan Funds and other attorneys for Artisan Funds who provide services from time to time, including without limitation services relating to compliance with regulatory requirements in various non-U.S. markets; Ernst & Young LLP, Artisan Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank & Trust Company, Artisan Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., Artisan Funds’ sub-transfer agent; ISS (Institutional Shareholder Services) and Glass, Lewis & Co., APLP’s proxy voting service providers; Artisan Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poor’s, Thomson Financial, Barclays Fixed Income Research and ITG, Inc.; and Artisan Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Diligent Board Member Services, Inc., Ivize, Stark Media, Publishers Mail Service, Essex Two Incorporated, Sells Printing Company and The Printery; (b) to brokers or dealers or other counterparties, research providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any such release of nonpublic portfolio holdings information.

Purchasing, Exchanging and Redeeming Shares

Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are held in the Funds’ portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of a Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 800.344.1770.

Artisan Global Equity Fund, Artisan Global Value Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Small Cap Fund, and Artisan International Value Fund impose a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Funds use the “first-in, first-out” method, but reserve the right, after notice to shareholders, to change that methodology.

Shares of each Fund may be purchased, exchanged or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase, exchange and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value” below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent and the 2% redemption fee (if applicable) imposed by the Fund. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.

Each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements. Each of Artisan Global Equity Fund, Artisan Global Value Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund reserves the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or financial intermediary and currently waives the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Funds’ criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Funds.

Some investors may purchase shares of the Funds through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. These services may include record keeping, transaction processing for shareholders’ accounts and other services to clients of the authorized agents. A Fund may pay a portion of those fees, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered directly on the books of the Fund. APLP or an affiliate, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund) and for distribution and marketing-related services. Such payments by APLP or an affiliate may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Funds and sponsoring sales meetings. Although neither the Funds nor APLP nor any of its affiliates pay for a Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Funds may be included.

Net Asset Value. Share purchase, exchange and redemption orders will be priced at a Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf. A Fund may reject a redemption order under certain circumstances, which are described the Funds’ prospectus.

The NAV of the Funds’ shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Funds’ prospectus under the caption “Investing with Artisan Funds” for a description of the procedures used by the Funds to value securities. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Funds calculate their NAVs.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded or otherwise as provided in Artisan Funds’ Valuation Procedures. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by Artisan Partners or an affiliate as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Funds have adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV

The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Federal Income Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders such as tax-advantaged retirement plans, financial institutions or foreign persons (defined below). You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

In General

Each Fund has elected and intends to qualify for treatment each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or two or more issuers as to each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. A Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The Funds’ available capital loss carryforwards, if any, are set forth in the Funds’ Investor Shares annual shareholder report for each fiscal year.

In addition, under Code sections 382 and 383, if a Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For U.S. federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by a Fund for more than one year.

For taxable years beginning on or before December 31, 2012, the maximum tax rate on long-term capital gains of noncorporate investors has been reduced from 20% to 15%. Also for taxable years beginning on or before December 31, 2012, long-term capital gains rates apply to “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. If a Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that may be eligible to be taxed as qualified dividend income at the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, these rate reductions will lapse, and all Fund dividends other than properly designated capital gain dividends will be taxable as ordinary income, for taxable years beginning on or after January 1, 2013.

In addition, for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates over certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions, Sales and Exchanges of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An exchange of shares of one Artisan Fund for shares of another Artisan Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.

For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Upon the redemption, sale or exchange of a Fund’s shares, the Fund (or, in the case of shares purchased through a financial intermediary, the financial intermediary) may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s prospectus for more information.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

The backup withholding rate is 28% for amounts paid through 2012, after which the rate will increase to 31% absent legislation by Congress providing otherwise.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Funds

The Funds may purchase the securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, each Fund generally may elect to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in each PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making this election therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. If foreign currency losses result in a Fund having an overall net ordinary loss, such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Income received by a Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for U.S. federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Funds currently do not expect to pass through foreign taxes to shareholders.

Investments by a Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year, thereby potentially requiring the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. In addition, investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

A Fund’s transactions in derivative instruments (e.g., forward contracts, options or futures), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect Artisan Growth Opportunities Fund’s ability to qualify for treatment as a regulated investment company and avoid a Fund-level tax.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of a Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice provides and these regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. Each Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund that invests in a REIT may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from residual interests in REMICs or equity interests in TMPs as described above. In addition, special tax consequences apply to charitable remainder trusts that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors should consult their tax advisors concerning the tax consequences of investing in the Fund.

Non-U.S. Investors

In general, dividends other than those properly reported as capital gain dividends that are paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Effective for taxable years of a Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner was not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund were to report a distribution as an interest-related or short-term capital gain dividend.

Moreover, depending on the circumstances, a Fund may choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or to treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. It is currently unclear whether Congress will extend these exemptions from withholding for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign person’s sale of shares of a Fund or to the capital gain dividend the foreign shareholder received (see below).

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in a Fund should consult their tax advisors in this regard.

Very generally, special tax rules apply if a Fund holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Funds do not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Certain Additional Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) beginning in 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Very generally, beginning in 2014, it is possible that all or a portion of a distribution made by a Fund to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and, to the extent an exemption applies, short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be treated as a withholdable payment subject to the 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid and timely information reporting and withholding agreement with the IRS requiring the shareholder to, among other things, report certain information about its U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement, and (ii) provides a Fund with appropriate certifications or other documentation concerning its participating or exempt status (and in some cases the status of its beneficial owners).

Persons investing in a Fund through an intermediary should contact their intermediaries regarding the application of this reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime in light of their particular circumstances.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021.

State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, DC 20005, is counsel to the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Financial Statements

The financial statements of the Funds for the fiscal year ended September 30, 2011, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ (Investor Shares) annual report to shareholders.

ARTISAN PARTNERS FUNDS, INC.

INSTITUTIONAL SHARES

Artisan Emerging Markets Fund (APHEX)

Artisan Growth Opportunities Fund (APHRX)

Artisan International Fund (APHIX)

Artisan International Value Fund (APHKX)

Artisan Mid Cap Fund (APHMX)

Artisan Mid Cap Value Fund (APHQX)

Artisan Small Cap Value Fund (APHVX)

Artisan Value Fund (APHLX)

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2012, as supplemented April 20, 2012

Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund (each, a “Fund,” together, the “Funds”) are series of Artisan Partners Funds, Inc. (“Artisan Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Institutional Shares prospectus of the Funds dated February 1, 2012 and any supplement to the prospectus.

The financial statements of Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund and Artisan Value Fund for the fiscal year ended September 30, 2011, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ Institutional Shares annual report to shareholders. Because Institutional Shares of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund were not offered prior to February 1, 2012, financial statements for the fiscal year ended September 30, 2011 are not available. A copy of the prospectus and annual report to shareholders for the Funds’ Institutional Shares can be obtained without charge by calling 800.399.1770 or by writing to Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

Information about the Funds and Artisan Partners

Each Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.

The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

Artisan Emerging Markets Fund invests a significant portion of its assets in securities of non-U.S. companies. Artisan Growth Opportunities Fund primarily invests in common stocks and other equity securities of U.S. and non-U.S. companies. Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies and Artisan International Value Fund invests at least 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other equity and equity-linked securities of non-U.S. companies. Artisan Mid Cap Fund invests primarily in U.S. companies and may invest up to 10% of its net assets at market value at the time of purchase in securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund invest primarily in U.S. companies, but may invest up to 5% of their net assets at market value at the time of purchase in securities of non-U.S. companies that trade in the U.S. Artisan Value Fund may invest up to 25% of its net assets at market value at the time of purchase in securities of non-U.S. companies.

For the purposes of testing compliance with a Fund’s investment restrictions, Artisan Partners generally considers an issuer to be from a particular country as designated by its securities information vendors. However, Artisan Partners, in its own judgment, may consider an issuer to be from a country other than the country designated by the securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (“MSCI”) in the creation of the MSCI indices and FactSet Research Systems, Inc. as a secondary source for this information. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Artisan Partners may also consider other criteria such as the source of a company’s revenues. Over time, country designations may change. Artisan Partners also uses the methodology described above to determine, in general, whether to consider an issuer “non-U.S.” for purposes of a Fund’s investment restriction.

3

As a result of this classification, a Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, a Fund may hold securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S. In addition, the country and regional classifications shown in the Funds’ shareholder reports, financial statements and other reports may differ from the classifications used for purposes of testing compliance with a Fund’s investment restrictions.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

4

Income from non-U.S. securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of a Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging Markets. Under normal circumstances, Artisan Emerging Markets Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets. Artisan Growth Opportunities Fund may invest without limit in emerging markets’ securities. Under normal market conditions, each of Artisan International Fund and Artisan International Value Fund may invest up to 20% of its net assets at market value at the time of purchase in emerging markets’ securities. Artisan Value Fund may invest up to 25% of its net assets at market value at the time of purchase in emerging markets’ securities. Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets’ securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions

5

recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Any Fund that may invest in non-U.S. securities may invest in Privatizations. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund and Artisan International Value Fund may each invest up to 10% of its net assets measured at the time of purchase in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). Artisan Value Fund also may invest in such securities to a limited extent. In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle that Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement

[1]	A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

6

period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, a Fund looks through the participation certificate to the issuer of the underlying security. For example, under normal circumstances, Artisan Emerging Markets Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets. The Funds will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with this and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through a Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Corporate Debt Securities

Artisan Value Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. The Fund may invest in convertible and non-convertible debt securities, including high yield fixed income securities (i.e., “junk bonds”, or securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Artisan Partners to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by the Fund. The Fund may invest in or hold securities that are rated or downgraded to below a C rating by S&P, which would include securities in default. In determining whether to invest in

7

or hold a security rated below C, Artisan Partners will consider the credit quality of the issuer, the price at which the security could be sold, the rating, if any, assigned to the security by other rating agencies, the current market environment and any adverse impact on the Fund that may result from the sale of the security.

Securities rated BBB or Baa by S&P and Moody’s, respectively, are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

8

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting

9

companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Common Stock Warrants and Rights

Each Fund may acquire, receive and retain warrants and rights that are attached to securities held by them. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Investment Companies

Each Fund may, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies, including most exchange-traded funds (“ETFs”), or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. Each Fund may invest in ETFs, an investment company that is generally registered under the 1940 Act. ETFs are ownership interests in publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries. The shares of the

10

ETFs in which a Fund may invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject a Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Exchange Traded Notes (“ETNs”)

Artisan Growth Opportunities Fund may, from time to time, invest in ETNs. An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s return is based on the performance of a market index less fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked less certain fees and expenses. ETNs do not make periodic interest payments, and principal is not protected. An ETN’s ability to track an index may be impeded if components comprising the index are temporarily unavailable, and an ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in that index. ETNs also incur certain expenses not incurred by their applicable indices. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

11

The Fund’s investments in any commodities-linked ETNs may be limited by tax considerations, including the Fund’s intention to qualify annually as a regulated investment company under the Code. See “Additional Federal Income Tax Information” below.

Managing Investment Exposure

Each Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Each Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts

12

for each currency held in the portfolio of a particular Fund. A Fund may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indices. Each Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities. Each Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months).

13

The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a gain for tax purposes equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired.

14

As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Risks Associated with OTC Options. OTC options are contracts between a Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if a Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to a Fund’s restriction on investing no more than 10% of its net assets in illiquid securities.

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indices and foreign currencies, as previously discussed.

A Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money2) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

[2]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

15

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Private Placements and Rule 144A Securities

Each Fund may purchase securities that have been privately placed, including securities that are eligible for resale under Rule 144A (“Rule 144A securities”) under the 1933 Act. That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act, including participation certificates. Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund and Artisan International Value Fund (and, to a lesser extent, Artisan Value Fund) may purchase securities, including participation certificates and other Rule 144A securities, that are privately placed in the U.S. Most of the securities purchased by a Fund in a private placement are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates typically are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. or qualified institutional buyers are unwilling to purchase such securities.

16

Lending of Portfolio Securities

Although no Fund currently lends its portfolio securities to broker-dealers and banks, subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis with the Fund’s custodian in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund will lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

Each of Artisan Emerging Markets Fund, Artisan International Fund and Artisan Mid Cap Fund generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s net assets. Each of Artisan Growth Opportunities Fund and Artisan Value Fund generally tries to maintain a cash position of no more than 15% of the Fund’s net assets. Each of Artisan International Value Fund and Artisan Mid Cap Value Fund may at times hold more than 5%, but generally not more than 10%, of the Fund’s net assets in cash. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause a Fund’s cash to vary significantly from time to time. In addition, during periods when stock prices are moving broadly upwards, investment of available cash by Artisan International Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund may be slowed because higher prevailing valuations cause fewer securities to meet the Funds’ investment criteria. As a result, each Fund may at times hold more than its stated limit in cash. Each Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment.

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

17

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales “against the box” in excess of 5% of its net assets.

18

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis for extraordinary or emergency purposes, including without limitation to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

Weighted Average Market Capitalization for Artisan Mid Cap Fund

Artisan Mid Cap Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index. As a result of the annual reconstitution of the Russell Midcap® Index, however, the Fund’s weighted average market capitalization may be greater than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index for a period of up to three months after such reconstitution. During this period, the Fund will invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2011 and September 30, 2010, each Fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010

Emerging Markets Fund	30.86%	25.89%
Growth Opportunities Fund	76.18	79.99
International Fund	70.36	70.51
International Value Fund	30.90	21.02
Mid Cap Fund	62.87	63.46
Mid Cap Value Fund	31.85	37.71
Small Cap Value Fund	47.45	37.14
Value Fund	78.36	70.69

Future turnover rates for the Funds may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the

19

extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;3

(5) invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

[3]	A Fund (other than Artisan Growth Opportunities Fund) will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

20

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.

For purposes of investment restriction (2) above, at the time of the establishment of the restriction, swap contracts on financial instruments, interest rates or currency exchange or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Non-Fundamental Restrictions

Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, and Artisan Small Cap Value Fund only];

(d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

21

(e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets [Artisan Emerging Markets Fund only];

(g) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies [Artisan Mid Cap Fund and Artisan Mid Cap Value Fund only].

(h) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies [Artisan Small Cap Value Fund only].

A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f) through (h) above.

For purposes of these investment restrictions, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require a Fund to sell or dispose of an investment or to take any other action.

Organization

The Funds are series of Artisan Partners Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995. Prior to July 1, 2011, Artisan Partners Funds, Inc. was named Artisan Funds, Inc. and following the name change, Artisan Partners Funds, Inc. continues to do business as Artisan Funds.

Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund each offers Investor Shares and Institutional Shares. Artisan Emerging Markets Fund offers Advisor Shares and Institutional Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares of the Funds are designed for certain employee benefit plans as well as institutional and other investors with a minimum initial investment of $1 million. The classes of a Fund share pro rata the costs of management of that Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements, which may result in differing expenses by class. Because of the different expenses, the Institutional Shares of a Fund generally have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its

22

bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.

The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will distribute proxy materials in advance, including information about the proposals to be voted on and instructions on how to vote. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Funds or classes, only the shares of the affected Funds or classes are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Funds have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. The chairman of the board is an independent director.4 Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws provide that each director must retire at the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

    The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Funds. Senior officers of Artisan Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Funds’ audit committee, which is comprised of all of Artisan Funds’ independent directors.

[4]	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors.”

23

The board’s leadership structure features independent directors serving as board chairman and chairmen of the audit and governance and nominating committees. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are members of the audit and governance and nominating committees.5 Inclusion of independent directors in the audit and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are twelve series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Directors who are not “interested persons” of Artisan Funds:
David A. Erne, 68	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).	Significant board experience; legal training and practice.

[5]

Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012 and a member of each of the audit committee and the governance and nominating committee effective February 13, 2012. As such, Ms. Hanson did not participate in meetings of the audit committee and the governance and nominating committee for the fiscal year ended September 30, 2011.

24

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Gail L. Hanson, 56	Director	1/1/12

Chief Financial Officer and Senior Vice President, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.

None.

Significant executive experience including service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant.

Thomas R. Hefty, 64	Director	3/27/95

Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant- making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).

				None.	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.

25

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Patrick S. Pittard, 66	Director	8/9/01

Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).

				Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.
Howard B. Witt, 71	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Former Director, Franklin Electric Co., Inc. (manufacturer of electric motors).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

26

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler, 54*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.

Continuing service as the Executive Chairman of Artisan Partners and past services as Chief Executive Officer of Artisan Partners; past services as Chief Executive Officer and President of Artisan Funds; significant board experience; and legal training and practice.

*

Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

27

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Officers:
Eric R. Colson, 42	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.
Gregory K. Ramirez, 41	Chief Financial Officer, Vice President and Treasurer	2/8/11

Managing Director and since March 2010, Chief Accounting Officer of Artisan Partners; Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.

None.
Sarah A. Johnson, 39	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010), Associate Counsel and Chief Compliance Officer (since January 2012) of Artisan Partners; until February 2011, Assistant Secretary of Artisan Funds.	None.
Brooke J. Billick, 58	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of Artisan Partners; until January 2012, Chief Compliance Officer of APLP and Artisan Partners Distributors LLC.	None.

28

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

James S. Hamman, Jr., 42	Vice President and Assistant Secretary	2/8/11

Associate Counsel of Artisan Partners since March 2010; from January 2008 - February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.

None.
Stephen W. Hlavach, 43	Assistant Treasurer	2/14/12	Tax Director of Artisan Partners since January 2011; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.	None.
Shannon K. Jagodinski, 34	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne, Ms. Hanson, Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The board of directors has an audit committee and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended September 30, 2011, and the function of each committee:

29

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	David A. Erne Gail L. Hanson* Thomas R. Hefty** Patrick S. Pittard Howard B. Witt	4

The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Gail L. Hanson* Thomas R. Hefty Patrick S. Pittard Howard B. Witt**	3

The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of Artisan Partners, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	James S. Hamman, Jr.*** Shannon K. Jagodinski*** Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	113à

The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012 and a member of each of the audit committee and the governance and nominating committee effective February 13, 2012. As such, Ms. Hanson did not participate in meetings of the audit committee and the governance and nominating committee for the fiscal year ended September 30, 2011.

**	Chairperson of the committee.

***	Mr. Hamman and Ms. Jagodinski were appointed to the valuation committee effective February 8, 2011.

à	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

  Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior

30

officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan Partners Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

  The compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $200,000, payable quarterly, subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. (Prior to April 1, 2011, each director who was not an affiliated person of Artisan Partners received an annual retainer of $180,000.) In addition, the independent chair of the board of directors receives an additional $60,000 annually, payable quarterly, and the chairs of the audit committee and the governance and nominating committee each receive an additional $30,000 annually, payable quarterly. If more than five in-person meetings are held in a calendar year, the board of directors may, at its discretion, pay each director an additional meeting attendance fee. Otherwise, no per meeting fees are paid.

  Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

31

  Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her Compensation (as defined under the Plan) as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Funds on the date that such Compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Any obligation of an Artisan Fund to make distributions under the Plan is a general obligation of that Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

  The following table sets forth the aggregate compensation paid by the Funds and total compensation paid by the Artisan Funds complex to each director.

Name of Director	Aggregate Compensation from the Funds[1]	Total Compensation from the Artisan Funds Complex Paid to Directors[2]
Andrew A. Ziegler	$ 0	$ 0
David A. Erne	$239,624	$250,000
Gail L. Hanson[3]	--	--
Thomas R. Hefty	$210,869	$220,000
Jeffrey A. Joerres[4]	$134,189	$140,000
Patrick S. Pittard	$182,114	$190,000
Howard B. Witt	$210,869	$220,000

[1]

The compensation presented in this column is the compensation paid by Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund, and Artisan Value Fund for the fiscal year ended September 30, 2011.

[2]	The compensation presented in this column is an aggregate of the compensation paid by each series of Artisan Funds for the fiscal year ended September 30, 2011.

[3]

Given that Ms. Hanson became a director of Artisan Funds effective January 1, 2012, she did not receive any compensation from the Funds or other series of Artisan Funds for the fiscal year ended September 30, 2011.

[4]

Mr. Joerres resigned from the board of directors effective June 3, 2011. Upon resignation, Mr. Joerres received $980,906 in deferred compensation, which represented the value of Mr. Joerres’ account under Artisan Funds’ deferred compensation plan.

  As of December 31, 2011, no officer or director of Artisan Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) Institutional Shares of Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund or Artisan Value Fund. As of December 31, 2011, the officers and directors of Artisan Funds as a group owned beneficially 1.53% of the Institutional Shares of Artisan Emerging Markets Fund, 0.20% of the Advisor Shares of Artisan Emerging Markets Fund, 2.00% of the Investor Shares of Artisan Growth Opportunities Fund and 1.13% of the Investor Shares of Artisan Value Fund. As of December 31, 2011, the officers and directors of Artisan Funds as a group owned beneficially

32

less than 1% of the Investor Shares of Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund.

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of December 31, 2011, except as noted below with respect to Ms. Hanson. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on December 31, 2011.

Fund	Directors who are not interested persons of Artisan Funds					Director who is an “interested person” of Artisan Funds

	David A. Erne	Gail L. Hanson[1]	Thomas R. Hefty	Patrick S. Pittard	Howard B. Witt	Andrew A. Ziegler
Emerging Markets Fund*	Over $100,000	$1-$10,000	None	None	Over $100,000	Over $100,000
Growth Opportunities Fund*	None	None	None	None	Over $100,000	Over $100,000
International Fund*	Over $100,000	$10,001- $50,000	Over 100,000	$50,001 - $100,000	Over $100,000	Over $100,000
International Value Fund*	Over $100,000	None	None	Over $100,000	Over $100,000	Over $100,000
Mid Cap Fund*	Over $100,000	$50,001- $100,000	Over $100,000	$10,001 - $50,000	Over $100,000	Over $100,000
Mid Cap Value Fund*	Over $100,000	$1-$10,000	None	Over $100,000	Over $100,000	Over $100,000
Small Cap Value Fund*	Over $100,000	$50,001- $100,000	Over $100,000	$10,001 - $50,000	Over $100,000	Over $100,000
Value Fund*	Over $100,000	None	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
Aggregate Artisan Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

[1]	Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012. Her ownership is shown as of March 31, 2012.

*

Reflects beneficial ownership of Investor Shares of Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund, and Artisan Value Fund and Institutional and Advisor Shares of Artisan Emerging Markets Fund. As of December 31, 2011, no director beneficially owned Institutional Shares of Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund or Artisan Value Fund.

      No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Managers

      Maria Negrete-Gruson is portfolio manager for Artisan Emerging Markets Fund. Andrew C. Stephens and James D. Hamel are portfolio managers, and Matthew H. Kamm and

33

Jason L. White are associate portfolio managers, for Artisan Growth Opportunities Fund and Artisan Mid Cap Fund. Mark L. Yockey is portfolio manager and Andrew J. Euretig and Charles-Henri Hamker are associate portfolio managers for Artisan International Fund. N. David Samra is lead portfolio manager and Daniel J. O’Keefe is portfolio manager for Artisan International Value Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. are portfolio managers, and Daniel L. Kane is associate portfolio manager for Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, which may include separate accounts, separate accounts offered by Artisan Partners, other series of Artisan Funds and unregistered funds. Portfolio managers may provide services to other accounts that are managed in investment strategies that differ from those of the Funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the tables below.6

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2011
Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
James D. Hamel	Accounts:1 Assets: $325,516,890	Accounts: 4 Assets: $1,065,380,162	Accounts: 40 Assets: $3,656,785,439
Matthew H. Kamm	Accounts:1 Assets: $325,516,890	Accounts: 4 Assets: $1,065,380,162	Accounts: 40 Assets: $3,656,785,439
James C. Kieffer	Accounts:5 Assets: $1,413,320,575	Accounts: 5 Assets: $108,334,682	Accounts: 34 Assets: $2,456,690,473
Maria Negrete-Gruson	Accounts:2 Assets: $115,132,156	Accounts: 4 Assets: $258,792,685	Accounts: 3 Assets: $1,208,369,223
Daniel J. O’Keefe	Accounts:2 Assets: $111,845,763	Accounts: 12 Assets: $3,888,967,810	Accounts: 26 Assets: $2,391,381,719
N. David Samra	Accounts:2 Assets: $111,845,763	Accounts: 12 Assets: $3,888,967,810	Accounts: 26 Assets: $2,391,381,719
Scott S. Satterwhite	Accounts:5 Assets: $1,413,320,575	Accounts: 5 Assets: $108,334,682	Accounts: 34 Assets: $2,456,690,473
Andrew C. Stephens	Accounts:1 Assets: $325,516,890	Accounts: 5 Assets: $1,080,631,085	Accounts: 40 Assets: $3,656,785,439
George O. Sertl, Jr.	Accounts:5 Assets: $1,413,320,575	Accounts: 5 Assets: $108,334,682	Accounts: 34 Assets: $2,456,690,473
Jason L. White	Accounts:1 Assets: $325,516,890	Accounts: 4 Assets: $1,065,380,162	Accounts: 40 Assets: $3,656,785,439
Mark L. Yockey	Accounts: 7 Assets: $1,780,903,671	Accounts: 6 Assets: $750,681,293	Accounts: 19 Assets: $4,853,091,944

[6]

Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

34

Number of Other Accounts Managed and Assets by Account Type as of December 31, 2011[1]
Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Andrew J. Euretig	Accounts: 5 Assets: $1,301,470,271	Accounts: 4 Assets: $741,885,830	Accounts: 18 Assets: $5,177,360,384
Charles-Henri Hamker	Accounts: 6 Assets: $1,851,536,032	Accounts: 5 Assets: $786,236,160	Accounts: 20 Assets: $5,283,801,450
Daniel L. Kane	Accounts: 5 Assets: $1,564,970,721	Accounts: 5 Assets: $108,959,976	Accounts: 33[2] Assets: $2,822,192,689

[1]

This information is presented as if Mr. Euretig and Mr. Hamker had been appointed as associate portfolio managers of Artisan International Fund and Mr. Kane had been appointed as an associate portfolio manager of Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund as of December 31, 2011, rather than on February 1, 2012, the effective date of such appointments.

[2]	This includes one account with assets of $59,197,600 for which the advisory fee is based on performance.

  The advisory fees received by Artisan Partners in connection with the management of the Funds are not based on the performance of the Funds. Artisan Partners receives a performance-based fee for its management of three separate accounts in its emerging markets strategy and one separate account in its U.S. small-cap value strategy. As of September 30, 2011, those accounts had an aggregate of $967,488,291 and $51,768,945, respectively, in total assets.

  Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the Funds. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have or are expected to have over a reasonable time, limited partnership interests in Artisan Partners Holdings LP.

  At September 30, 2011, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds they manage having values within the indicated dollar ranges.

Portfolio Manager	Fund	Ownership[1]
Andrew J. Euretig[2]	International Fund	$100,001 - $500,000
Maria Negrete-Gruson	Emerging Markets Fund	$100,001 - $500,000
James D. Hamel	Growth Opportunities Fund Mid Cap Fund	Over $1,000,000 Over $1,000,000
Charles-Henri Hamker[2]	International Fund	$10,001 - $50,000
Matthew H. Kamm	Growth Opportunities Fund Mid Cap Fund	$100,001 - $500,000 Over $1,000,000
Daniel L. Kane[2]	Mid Cap Value Fund	$50,001 - $100,000

35

Portfolio Manager	Fund	Ownership[1]
	Small Cap Value Fund Value Fund	$0 - $10,000 $100,001 - $500,000
James C. Kieffer	Mid Cap Value Fund Small Cap Value Fund Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Daniel J. O’Keefe	International Value Fund	Over $1,000,000
N. David Samra	International Value Fund	Over $1,000,000
Scott C. Satterwhite	Mid Cap Value Fund Small Cap Value Fund Value Fund	$100,001 - $500,000 $50,001 - $100,000 Over $1,000,000
George O. Sertl, Jr.	Mid Cap Value Fund Small Cap Value Fund Value Fund	Over $1,000,000 $100,001 - $500,000 Over $1,000,000
Andrew C. Stephens	Growth Opportunities Fund Mid Cap Fund	Over $1,000,000 Over $1,000,000
Jason L. White	Growth Opportunities Fund Mid Cap Fund	$50,001 - $100,000 $100,001 - $500,000
Mark L. Yockey	International Fund	Over $1,000,000

[1]

With respect to Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund, the beneficial ownership shown reflects ownership of Investor Shares of the Fund.

[2]

Effective February 1, 2012, Mr. Euretig and Mr. Hamker were named associate portfolio managers of Artisan International Fund and Mr. Kane was named associate portfolio manager of Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund. The information shown in the table with respect to Mr. Euretig’s, Mr. Hamker’s and Mr. Kane’s beneficial ownership of those respective Funds is as of January 27, 2012.

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of a Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times Artisan Partners’ employees, including senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for Artisan Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Funds and there are times when very significant portions of the time of senior management is devoted to Artisan Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not

36

accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Artisan Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the staff member were not a director.

Management Services Provided to or Business Relationships with Artisan Funds’ Service Providers. Artisan Partners may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to Artisan Funds. In every case, the compensation paid by Artisan Funds or Artisan Partners for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services from clients that have no relationship with Artisan Funds is the same or consistent with fees received by Artisan Partners from clients that have a relationship with Artisan Funds.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan Partners’ investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan Partners’ investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed

37

as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. The trader strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Funds, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Funds’ compliance program.

Short Selling. Artisan Partners has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different

38

investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of brokers is affected by Artisan Partners’ receipt of research services.

Client commissions are used (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Funds, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest brokers or dealers have stopped

39

facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Funds’ compliance procedures.

Proprietary and Personal Investments and Codes of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners’ Codes of Ethics, which generally provide that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Codes require pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibit personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days.7 In addition, the Codes require reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Codes prohibit the purchase and sale of securities to and from client accounts. The Codes also contain policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan

[7]

Certain transactions, including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Funds, typically have their own policies and procedures related to short-term trading activity.

40

Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2011, Artisan Partners had five separate accounts with performance-based fees encompassing all of its investment strategies. Two of those separate accounts are in strategies that include Artisan Funds not covered by this SAI. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Control Persons and Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of each Fund as of December 31, 2011 were1 :

Name and Address	Fund	Percentage of Outstanding Institutional Shares Held	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held
M&I Trust Company FBO Salt River Project Employees Retirement Plan 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Emerging Markets Fund	17.04%	N/A	0.00%
Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	Emerging Markets Fund Growth Opportunities Fund	11.78% 45.74	N/A 0.00%	0.00% N/A
The Annie E. Casey Foundation 701 St. Paul Street Baltimore, MD 21202-2311	Emerging Markets Fund	10.43%	N/A	0.00%
Northern Trust Company FBO Producers-Writers Guild of America 801 South Canal Street Chicago, IL 60607-4715	Emerging Markets Fund	6.54%	N/A	0.00%
Trustees of Dartmouth College 7 Lebanon Street, Suite 305 Hanover, NH 03755-2112	Emerging Markets Fund	6.44%	N/A	0.00%
American Federation of Musicians 1 Penn Plaza, Suite 3115 New York, NY 10119-3338	Emerging Markets Fund	5.63%	N/A	0.00%
M&I Trust Company FBO Froedtert Health Inc. 11270 West Park Place Suite 400	Growth Opportunities Fund	9.83%	0.00%	N/A

41

Name and Address	Fund	Percentage of Outstanding Institutional Shares Held	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held
Milwaukee, WI 53224-3638
Sacramento Region Community Foundation Core Endowment 740 University Avenue Suite 110 Sacramento, CA 95825-6751	Growth Opportunities Fund	9.53%	0.00%	N/A
Waco Foundation 1105 Wooded Acres Suite 701 Waco, TX 76710-4451	Growth Opportunities Fund	9.37%	0.00%	N/A
Wistar Institute of Anatomy & Biology 3601 Spruce Street Philadelphia, PA 19104-4265	Growth Opportunities Fund	8.96%	0.00%	N/A
Fiduciary Trust Company International FBO Wait Family Foundation P.O. Box 3199 Church Street Station New York, NY 10008-3199	Growth Opportunities Fund	7.66%	0.00%	N/A
SEI Trust Company FBO Carnegie Council 1 Freedom Valley Dr. Oaks, PA 19456-9989	Growth Opportunities Fund	6.14%	0.00%	N/A
Wells Fargo Bank N.A. (2) FBO Customers P.O. Box 1533 Minneapolis, MN 55480-1533	Mid Cap Fund	8.08%	0.00%	N/A
Acuity Mutual Insurance Company 2800 South Taylor Drive Sheboygan, WI 53081-8474	Mid Cap Fund	7.34%	0.00%	N/A
Northern Trust Company FBO Danaher Corporation 801 South Canal Street Chicago, IL 60607-4715	Mid Cap Fund	6.91%	0.00%	N/A
SEI Private Trust FBO Genuine Parts One Freedom Valley Drive Oaks, PA 19456-9989	Mid Cap Fund	5.36%	0.00%	N/A
Rose Foundation 600 S. Cherry Street Suite 1200 Denver, CO 80246-1712	Value Fund	35.05%	0.00%	N/A

42

Name and Address	Fund	Percentage of Outstanding Institutional Shares Held	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held

Artisan Partners Limited Partnership 875 East Wisconsin Avenue Milwaukee, WI 53202-5408	Value Fund	22.78%	0.00%	N/A
Wells Fargo Bank NA FBO Stoel Rives Retirement PO Box 1533 Minneapolis, MN 55480-1533	Value Fund	19.93%	0.00%	N/A
Goldman Sachs & Company (2) 295 Chipeta Way Salt Lake City, UT 84108-1285	Emerging Markets Fund	0.00%	0.00%	29.74%
Merrill Lynch Pierce Fenner & Smith (2) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Emerging Markets Fund	0.00%	0.00%	18.37%
Bank of New York Mellon (2) 760 Moore Road King of Prussia, PA 19406-1212	Emerging Markets Fund	0.00%	0.00%	9.80%
National Financial Services Corp. (2) One World Financial Center 200 Liberty Street New York, NY 10281-1003	Growth Opportunities Fund International Fund International Value Fund Mid Cap Fund Mid Cap Value Fund Small Cap Value Fund Value Fund	0.00% 0.00 0.00 0.00 0.00 0.00 14.12	31.69% 19.97 27.25 34.46 31.36 22.53 16.79	N/A N/A N/A N/A N/A N/A N/A
Charles Schwab & Co. Inc. (2) 101 Montgomery Street San Francisco, CA 94104-4122	Emerging Markets Fund Growth Opportunities Fund International Fund International Value Fund Mid Cap Fund Mid Cap Value Fund Small Cap Value Fund Value Fund	0.00% 0.00 0.00 0.00 0.00 0.00 0.00 0.00	N/A 41.87% 28.88 26.18 15.03 17.93 20.13 30.16	59.36% N/A N/A N/A N/A N/A N/A N/A
TD Ameritrade (2) 10812 Elm Street Omaha, NE 68144-4820	Growth Opportunities Fund Value Fund	0.00% 0.00	11.57% 7.46	N/A N/A
Linsco Private Ledger (2) PO Box 509046 San Diego, CA 92150-9046	Mid Cap Fund Mid Cap Value Fund Small Cap Value Fund	0.00% 0.00 0.00	7.01% 6.01 10.81	N/A N/A N/A

43

Vanguard Fiduciary Trust Co (2) PO Box 2600 VM 613 Valley Forge, PA 19482-2600	Mid Cap Fund Small Cap Value Fund	0.00% 0.00	5.89% 6.16	N/A N/A
First Clearing LLC (2) 2801 Market Street St. Louis, MO 63103-2523	Small Cap Value Fund	0.00%	11.47%	N/A
Genworth Financial Trust Company (2) 3200 North Central Avenue Phoenix, AZ 85012-2403	Value Fund	0.00%	24.14%	N/A

[1]

Because Institutional Shares of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund were not offered prior to February 1, 2012, there are no control persons or principal shareholders of Institutional Shares of each Fund as of February 1, 2012. These are the only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding Investor Shares of each Fund as of December 31, 2011.

[2]

Shares are held of record on behalf of customers and not beneficially. With respect to National Financial Services Corp., the percentage of outstanding Institutional Shares held of Artisan Value Fund includes 8.99% and 5.08% of outstanding shares held beneficially by James C. Kieffer and George O. Sertl, Jr., respectively; the percentage of outstanding Investor Shares held of International Value Fund and Value Fund include 11.91% and 4.00%, respectively, of outstanding shares held beneficially by Fidelity Strategic Advisors.

Investment Advisory Services

Artisan Partners provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated May 10, 2006 (Emerging Markets Fund); May 15, 2008 (Growth Opportunities Fund); December 27, 1995, as amended November 17, 2005 (International Fund); August 9, 2002 (International Value Fund); and April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); July 31, 1997 (Small Cap Value Fund); and February 9, 2006, as amended December 1, 2010 (Value Fund) (the “Advisory Agreements”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. Artisan Partners is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Investment Corporation, a Wisconsin corporation controlled by Andrew and Carlene Ziegler. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1330 Avenue of the Americas, Suite 3100, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a

44

meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the investment advisory contracts for the Funds is available in the Funds’ semiannual report to shareholders for the most recent six months ended March 31. You may obtain a copy of the most recent annual or semiannual reports, without charge, upon request to the Funds.

In return for its services, each Fund pays Artisan Partners a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate	Asset Base
Emerging Markets Fund	1.050%[1]	All assets
Growth Opportunities Fund	0.900%[1]	up to $1 billion
	0.875%	$1 billion up to $4 billion
	0.850%	$4 billion up to $8 billion
	0.825%	$8 billion up to $12 billion
	0.800%	over $12 billion
International Fund	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	$1 billion up to $12 billion
	0.900%	over $12 billion
International Value Fund	1.000%	up to $500 million
Mid Cap Fund	0.975%	$500 million up to $750 million
Mid Cap Value Fund	0.950%	$750 million up to $1 billion
Small Cap Value Fund	0.925%	over $1 billion
Value Fund	0.800%	up to $50 million
	0.760%	$50 million up to $100 million
	0.720%	$100 million up to $500 million
	0.680%	$500 million up to $7.5 billion
	0.640%	over $7.5 billion

[1]

Artisan Partners has contractually agreed to reimburse the Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets. This contract continues through February 1, 2013, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

45

The investment advisory fees paid by the Funds for the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

Fund	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009
Emerging Markets Fund	$ 8,323,812	$ 2,968,220[1]	$ 805,184[1]
Growth Opportunities Fund	1,234,897	529,381 [2]	167,057[2]
International Fund	90,894,815	91,920,483	79,830,684
International Value Fund	42,061,503	25,166,097	11,395,382
Mid Cap Fund	53,152,275	41,580,590	30,398,188
Mid Cap Value Fund	62,516,953	50,479,589	28,963,944
Small Cap Value Fund	29,202,506	23,082,762	14,623,059
Value Fund	2,952,616	2,080,029	1,391,839

[1]

This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by the Fund would have been $2,662,419 and $428,866 for the fiscal years ended September 30, 2010 and September 30, 2009, respectively.

[2]

This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by the Fund would have been $506,547 and $30,555 for the fiscal years ended September 30, 2010 and September 30, 2009, respectively.

Litigation involving Artisan Partners. In June 2011, a complaint entitled Reso v. Artisan Partners Limited Partnership was filed in the U.S. District Court for the Northern District of California alleging, among other things, that Artisan Partners breached its fiduciary duty by charging excessive management fees to Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Value Fund in violation of Section 36(b) of the 1940 Act. The case was subsequently transferred to the U.S. District Court for the Eastern District of Wisconsin. The plaintiff seeks declaratory and injunctive relief, rescission and restitution, as well as an award of compensatory damages in an unspecified amount. Artisan Partners believes the claims are without merit and intends to defend them vigorously.

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders pursuant to a Distribution Agreement between the Funds and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The

46

Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Distributors or Artisan Partners bear all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker or dealer selected, including its flexibility in completing step-out transactions; and others that are considered; Artisan Partners’ knowledge of the financial stability and operational capability of the broker or dealer selected; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker or dealer are considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services, and the value of such products or services. Recognizing the value of those factors, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved brokers and dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by brokers or dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or

47

dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting brokers or dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, brokers’ or dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker or dealer to pay for distribution of the Funds’ shares. As part of such policies and procedures, Artisan Partners’ staff conducts periodic testing to determine if any significant correlation exists between sales of Artisan Funds’ shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds’ portfolios to that broker (or an affiliate).

A small portion, if any, of the brokerage commissions generated by each Fund may be directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund generating the commission. The cash rebates are made directly to the Fund that generated the commission and are included in net realized gain or loss on investments in the applicable Fund’s Statement of Operations in the Funds’ annual and semiannual reports to shareholders.

When selecting a broker or dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners and its affiliates by those organizations. The types of research products and services received include: research reports, subscriptions to financial publications and research compilations; investment ideas; access to the brokers’ or dealers’ traders and analysts; access to conferences; access to managements of companies with which brokers or dealers have relationships; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; quotation services; and services related to economic and other consulting services. When Artisan Partners or its affiliates receive these items in return for client brokerage, it relieves such entity of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or ECN that will provide it or its affiliates with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker or dealer or ECN that Artisan Partners will direct brokerage transactions to that broker or dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker or dealer or ECN, even if another broker or dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker or dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker or dealer that provides research. Artisan Partners identifies those brokers or dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those

48

brokers or dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker or dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by brokers or dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its affiliates’ clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker or dealer that has provided research services to Artisan Partners or its affiliates and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners or its affiliates include both third-party research (in which the broker or dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker or dealer providing them). Artisan Partners or its affiliates use only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ and its affiliates’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fund	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009
Emerging Markets Fund	$ 1,579,572	$ 685,769	$245,273
Growth Opportunities	222,028	88,629	52,603
International Fund	18,739,368	20,307,741	22,004,862
International Value Fund	3,966,726	2,404,524	2,305,429
Mid Cap Fund	4,067,046	4,691,405	5,104,247
Mid Cap Value Fund	3,031,216	3,813,797	3,989,620
Small Cap Value Fund	3,022,045	2,268,067	2,420,559
Value Fund	500,053	262,725	240,640

49

Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund paid greater commissions for the fiscal year ended September 30, 2011 as compared to the fiscal years ended September 30, 2010 and September 30, 2009. The aggregate commissions paid by each of these Funds, except Artisan Small Cap Value Fund, increased primarily due to an increase in assets. For Artisan Small Cap Value Fund, the aggregate commissions paid increased primarily due to an increase in the number of shares traded. Artisan Mid Cap Fund and Artisan Mid Cap Value Fund paid lower commissions for the fiscal year ended September 30, 2011 as compared to the fiscal years ended September 30, 2010 and September 30, 2009. The aggregate commissions paid decreased primarily due to a decrease in the number of shares traded.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2011.

	Fiscal Year Ended September 30, 2011
Fund	Commissions Paid for Research	Related Aggregate Share Price Paid/Received
Emerging Markets Fund	$ 1,108,021	$ 433,450,347
Growth Opportunities Fund	149,708	111,134,274
International Fund	13,111,084	7,770,415,812
International Value Fund	2,593,032	1,635,797,929
Mid Cap Fund	2,753,786	2,965,744,523
Mid Cap Value Fund	1,658,057	1,631,788,879
Small Cap Value Fund	1,607,663	1,203,508,061
Value Fund	180,774	171,347,093

Proxy Voting

The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests Artisan Funds may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may

50

vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners may not vote a Fund’s proxy:

•

Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Funds’ custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•

The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•

The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to

51

time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (b) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provides such list to each proxy administrator, who refers all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the secondary proxy service provider is independent of such issuer. Such belief may be based upon a written certification provided to

52

Artisan Partners by the secondary proxy service provider or any other source the proxy voting committee deems reliable. In the event the secondary proxy service provider does not provide research and analysis with respect to the issuer in question or the proxy voting committee has reason to believe the secondary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the primary proxy service provider is independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Funds, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Funds as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Funds’ website at www.artisanfunds.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

53

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Artisan Fund may be provided to any person. In no case do Artisan Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.

Public Disclosure. A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine for each Fund on Artisan Funds’ website (www.artisanfunds.com). On Artisan Funds’ website, portfolio holdings information can be found at www.artisanfunds.com/materials_info/view_online.cfm. A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Funds on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Funds’ fiscal year). See the Funds’ prospectus for information on the Funds’ release of portfolio holdings information.

Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Subject to these requirements, KPMG LLP may receive portfolio holdings information with respect to Artisan Emerging Markets Fund on a monthly basis. Other examples of instances in which selective disclosure may be appropriate

54

include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, Artisan Partners and Artisan Partners UK LLP (and their service providers); Distributors; Kinetic Partners LLP; K&L Gates LLP, Ropes & Gray LLP, Seyfarth Shaw LLP, Fulbright & Jaworski LLP and Jenner & Block LLP, attorneys for Artisan Funds and other attorneys for Artisan Funds who provide services from time to time including without limitation services relating to compliance with regulatory requirements in various non-U.S. markets; Ernst & Young LLP, Artisan Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank & Trust Company, Artisan Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., Artisan Funds’ sub-transfer agent; ISS (Institutional Shareholder Services) and Glass, Lewis & Co., Artisan Partners’ proxy voting service providers; Artisan Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poor’s, Thomson Financial, Barclays Fixed Income Research and ITG, Inc.; and Artisan Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Diligent Board Member Services, Inc., Ivize, Stark Media, Publishers Mail Service, Essex Two Incorporated, Sells Printing Company and The Printery; (b) to brokers or dealers or other counterparties, research providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any such release of nonpublic portfolio holdings information.

Purchasing, Exchanging and Redeeming Shares

Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are held in the Funds’ portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of a Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 800.399.1770.

Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund and Artisan International Value Fund impose a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Funds use the “first-in, first-out” method, but reserve the right, after notice to shareholders, to change that methodology.

55

Shares of each Fund may be purchased, exchanged or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase, exchange and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value” below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent and the 2% redemption fee (if applicable) imposed by the Fund. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.

Institutional Shares do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other service that any intermediary may provide to its clients.

Each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements. Each of Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund and Artisan International Value Fund reserves the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and may waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Funds’ criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Funds.

Net Asset Value. Share purchase, exchange and redemption orders will be priced at a Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf. A Fund may reject a redemption order under certain circumstances, which are described the Funds’ prospectus.

The NAV of the Funds’ shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Funds’ prospectus under the caption “Investing with Artisan Funds” for a description of the procedures used by the Funds to value securities. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

56

The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Funds calculate their NAVs.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded or otherwise as provided in Artisan Funds’ Valuation Procedures. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by Artisan Partners or an affiliate as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Funds have adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

57

Amount of Difference	Action Taken

< 1/2 of 1% of the originally computed NAV

The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Federal Income Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders such as tax-advantaged retirement plans, financial institutions or foreign persons (defined below). You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

In General

Each Fund has elected and intends to qualify for treatment each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or two or more issuers as to each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to

58

vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. A Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after

59

December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The available capital loss carryforwards, if any, of Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund and Artisan Value Fund are set forth in the Funds’ Institutional Shares annual shareholder report for each fiscal year. The available capital loss carryforwards, if any, of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund for the fiscal year ended September 30, 2011 are available in the Funds’ Investor Shares annual shareholder report for the fiscal year ended September 30, 2011.

In addition, under Code sections 382 and 383, if a Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For U.S. federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by a Fund for more than one year.

For taxable years beginning on or before December 31, 2012, the maximum tax rate on long-term capital gains of noncorporate investors has been reduced from 20% to 15%. Also for taxable years beginning on or before December 31, 2012, long-term capital gains rates apply to “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. If a Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that may be eligible to be taxed as qualified dividend income at the reduced rate may not exceed the amount of aggregate qualifying dividends received by that

60

Fund. To the extent a Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, these rate reductions will lapse, and all Fund dividends other than properly designated capital gain dividends will be taxable as ordinary income, for taxable years beginning on or after January 1, 2013.

In addition, for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates over certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions, Sales and Exchanges of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are

61

purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An exchange of shares of one Artisan Fund for shares of another Artisan Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.

For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Upon the redemption, sale or exchange of a Fund’s shares, the Fund (or, in the case of shares purchased through a financial intermediary, the financial intermediary) may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s prospectus for more information.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

The backup withholding rate is 28% for amounts paid through 2012, after which the rate will increase to 31% absent legislation by Congress providing otherwise.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be

62

credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Funds

The Funds may purchase the securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, each Fund generally may elect to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in each PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making this election therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. If foreign currency losses result in a Fund having an overall net ordinary loss, such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Income received by a Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for U.S. federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the

63

foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Funds currently do not expect to pass through foreign taxes to shareholders.

Investments by a Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year, thereby potentially requiring the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. In addition, investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

A Fund’s transactions in derivative instruments (e.g., forward contracts, options or futures), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect Artisan Growth Opportunities Fund’s ability to qualify for treatment as a regulated investment company and avoid a Fund-level tax.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

64

A Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of a Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice provides and these regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. Each Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund that invests in a REIT may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from residual interests in REMICs or equity interests in TMPs as described above. In addition, special tax consequences apply to charitable remainder trusts that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors should consult their tax advisors concerning the tax consequences of investing in the Fund.

Non-U.S. Investors

65

In general, dividends other than those properly reported as capital gain dividends that are paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Effective for taxable years of a Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner was not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund were to report a distribution as an interest-related or short-term capital gain dividend.

Moreover, depending on the circumstances, a Fund may choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or to treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. It is currently unclear whether Congress will extend these exemptions from withholding for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the

66

United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign person’s sale of shares of a Fund or to the capital gain dividend the foreign shareholder received (see below).

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in a Fund should consult their tax advisors in this regard.

Very generally, special tax rules apply if a Fund holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Funds do not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Certain Additional Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) beginning in 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Very generally, beginning in 2014, it is possible that all or a portion of a distribution made by a Fund to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and, to the extent an exemption applies, short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be treated as a withholdable payment subject to the 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or

67

other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid and timely information reporting and withholding agreement with the IRS requiring the shareholder to, among other things, report certain information about its U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement, and (ii) provides a Fund with appropriate certifications or other documentation concerning its participating or exempt status (and in some cases the status of its beneficial owners).

Persons investing in a Fund through an intermediary should contact their intermediaries regarding the application of this reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime in light of their particular circumstances.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, DC 20005, is counsel to the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Financial Statements

The financial statements of Artisan Emerging Markets Fund, Artisan Growth Opportunities Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund and Artisan Value Fund for the fiscal year ended September 30, 2011, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ Institutional Shares annual report to shareholders. Because Institutional Shares of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund were not offered prior to February 1, 2012, financial statements for the fiscal year ended September 30, 2011 are not available.

68

ARTISAN PARTNERS FUNDS, INC.

ADVISOR SHARES

Artisan Emerging Markets Fund (ARTZX)

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2012, as supplemented April 20, 2012

Artisan Emerging Markets Fund (the “Fund”) is a series of Artisan Partners Funds, Inc. (“Artisan Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Fund’s Advisor Shares prospectus dated February 1, 2012 and any supplement to the prospectus. The Fund’s financial statements for the fiscal year ended September 30, 2011, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Fund’s Advisor Shares annual report to shareholders. A copy of the prospectus and annual report to shareholders for the Fund’s Advisor Shares can be obtained without charge by calling 866.574.1770 or by writing to Artisan Funds, P.O. Box 8412, Boston, MA 02266-8412, or by accessing the Artisan Funds’ website at www.artisanfunds.com.

Information about the Fund and Artisan Partners

The Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Fund.

The discussion below supplements the description in the prospectus of the Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of the Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in the Fund will receive at least 30 days’ prior written notice of implementation of any change in the Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

The Fund invests a significant portion of its assets in securities of non-U.S. companies. For the purposes of testing compliance with the Fund’s investment restrictions, Artisan Partners generally considers an issuer to be from a particular country as designated by its securities information vendors. However, Artisan Partners, in its own judgment, may consider an issuer to be from a country other than the country designated by the securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (“MSCI”) in the creation of the MSCI indices and FactSet Research Systems, Inc. as a secondary source for this information. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Artisan Partners may also consider other criteria such as the source of a company’s revenues. Over time, country designations may change. Artisan Partners also uses the methodology described above to determine, in general, whether to consider an issuer “non-U.S.” for purposes of the Fund’s investment restriction. The Fund routinely holds securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S. The country and regional classifications shown in the Fund’s shareholder reports, financial statements and other reports may differ from the classifications used for purposes of testing compliance with the Fund’s investment restrictions.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Fund may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and

2

certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Korean won, the dollar value of a won-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the won, the dollar value of the won-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund tries to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging Markets. Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets. Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in

3

emerging markets’ securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). The Fund may invest in Privatizations. In certain countries, the ability of a U.S. entity such as the Fund to participate in Privatizations may be limited by local law, and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

The Fund may invest up to 10% of its net assets measured at the time of purchase in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). In a typical transaction, the Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation

[1]	The Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

4

certificate expires or the Fund exercises the participation certificate and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. When the Fund invests in participation certificates, it bears the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. The Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. The Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time the Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, the Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with the Fund’s limitations on investing in certain markets, regions, securities or industries, the Fund looks through the participation certificate to the issuer of the underlying security. For example, under normal circumstances, the Fund must invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets. The Fund will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with this and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through the Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

5

The Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

6

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

7

Common Stock Warrants and Rights

The Fund may acquire, receive and retain warrants and rights that are attached to securities held by it. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Investment Companies

The Fund may, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

The 1940 Act generally requires that the Fund limit its investments in securities of other investment companies, including most exchange-traded funds (“ETFs”), or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Fund may invest in ETFs, an investment company that is generally registered under the 1940 Act. ETFs are ownership interests in publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries. The shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for the Fund and its shareholders. As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject the Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the

8

investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Managing Investment Exposure

The Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of the Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund investment, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk assumed. The Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund’s portfolio. The Fund may not engage in speculative currency exchange transactions.

9

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indices. The Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities. The Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign

10

currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.

The Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the Fund expires, the Fund realizes a gain for tax purposes equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

11

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Risks Associated with OTC Options. OTC options are contracts between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if the Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to the Fund’s restriction on investing no more than 10% of its net assets in illiquid securities.

Futures Contracts and Options on Futures Contracts. The Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. The Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indices and foreign currencies, as previously discussed.

The Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

The Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money2) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when the Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or

[2]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

12

limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Private Placements and Rule 144A Securities

The Fund may purchase securities that have been privately placed, including securities that are eligible for resale under Rule 144A (“Rule 144A securities”) under the 1933 Act. That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act, including participation certificates. The Fund may purchase securities, including participation certificates and other Rule 144A securities, that are privately placed in the U.S. Most of the securities purchased by the Fund in a private placement are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates typically are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to the Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. or qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Although the Fund currently does not lend its portfolio securities to broker-dealers and banks, subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis with the Fund’s custodian in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote

13

the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund will not lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

The Fund generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s net assets. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause the Fund’s cash to vary significantly from time to time. As a result, the Fund may at times hold more than 5% of its net assets in cash. The Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment.

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement

14

date if Artisan Partners deems it advisable for investment reasons. The Fund currently does not intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Fund’s fundamental limitation on borrowing.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

The Fund may make short sales “against the box.” In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables the Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. The Fund currently does not intend to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis for extraordinary or emergency purposes, including without limitation to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

Portfolio Turnover

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and the Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2011 and September 30, 2010, the Fund’s portfolio turnover rates were as follows:

15

Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010

30.86%	25.89%

Future turnover rates for the Fund may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

The Fund has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of the Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of the Fund’s outstanding shares) under which the Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;3

(5) invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular

[3]	The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

16

industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

The Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days prior to any change in the Fund’s investment objective.

For purposes of investment restriction (2) above, at the time of the establishment of the restriction, swap contracts on financial instruments, interest rates or currency exchange rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Non-Fundamental Restrictions

The Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which the Fund may not:

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

17

(d) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(e) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets.

The Fund will notify its shareholders at least 60 days prior to any change in the policies described in (e) above.

For purposes of these investment restrictions, subsequent changes in the Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action.

Organization

Artisan Emerging Markets Fund is a series of Artisan Partners Funds, Inc. (“Artisan Funds”), an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995. Prior to July 1, 2011, Artisan Partners Funds, Inc. was named Artisan Funds, Inc. and following the name change, Artisan Partners Funds, Inc. continues to do business as Artisan Funds.

The Fund offers Advisor Shares and Institutional Shares. As described more fully in the Advisor Shares prospectus, Advisor Shares of the Fund are generally available for investment only by employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors, all of whom must be pre-approved by the Fund prior to their initial investment in Advisor Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares of the Fund are designed for certain employee benefit plans as well as institutional and other investors with a minimum initial investment of $1 million. The classes of the Fund share pro rata the costs of management of the Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements, which may result in differing expenses by class.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces the Fund’s expenses and enhances shareholder returns.

The Fund may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Fund will distribute proxy materials in advance, including information about the proposals to be voted on and instructions on how to vote. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own. With respect to any matter that affects only one or

18

more Fund or class, only the shares of the affected Fund or class are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Fund’s shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. The chairman of the board is an independent director.4 Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws provide that each director must retire at the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Funds. Senior officers of Artisan Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Funds’ audit committee, which is comprised of all of Artisan Funds’ independent directors.

The board’s leadership structure features independent directors serving as board chairman and chairmen of the audit and governance and nominating committees. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are members of the audit and governance and nominating committees.5 Inclusion of independent directors in the audit and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.

[4]	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors.”

[5]

Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012 and a member of each of the audit committee and the governance and nominating committee effective February 13, 2012. As such, Ms. Hanson did not participate in meetings of the audit committee and the governance and nominating committee for the fiscal year ended September 30, 2011.

19

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are twelve series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Directors who are not “interested persons” of Artisan Funds:
David A. Erne, 68	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).	Significant board experience; legal training and practice.
Gail L. Hanson, 56	Director	1/1/12

Chief Financial Officer and Senior Vice President, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.

None.

Significant executive experience including service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant.

20

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas R. Hefty, 64	Director	3/27/95

Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).

				None.	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.
Patrick S. Pittard, 66	Director	8/9/01

Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).

				Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunicati ons company, formerly Cbeyond Communications, Inc.).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

21

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Howard B. Witt, 71	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Former Director, Franklin Electric Co., Inc. (manufacturer of electric motors).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler, 54*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.

Continuing service as the Executive Chairman of Artisan Partners and past services as Chief Executive Officer of Artisan Partners; past services as Chief Executive Officer and President of Artisan Funds; significant board experience; and legal training and practice.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

22

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Officers:
Eric R. Colson, 42	President and Chief Executive Officer	2/9/10	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.
Gregory K. Ramirez, 41	Chief Financial Officer, Vice President and Treasurer	2/8/11

Managing Director and since March 2010, Chief Accounting Officer of Artisan Partners; Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.

None.
Sarah A. Johnson, 39	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010), Associate Counsel and Chief Compliance Officer (since January 2012) of Artisan Partners; until February 2011, Assistant Secretary of Artisan Funds.	None.
Brooke J. Billick, 58	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of Artisan Partners; until January 2012, Chief Compliance Officer of APLP and Artisan Partners Distributors LLC.	None.

23

Name and Age at December 31, 2011	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
James S. Hamman, Jr., 42	Vice President and Assistant Secretary	2/8/11

Associate Counsel of Artisan Partners since March 2010; from January 2008 - February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.

None.
Stephen W. Hlavach, 43	Assistant Treasurer	2/14/12	Tax Director of Artisan Partners since January 2011; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.	None.
Shannon K. Jagodinski, 34	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of Artisan Partners.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne, Ms. Hanson, Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The board of directors has an audit committee and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended September 30, 2011, and the function of each committee:

24

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	David A. Erne Gail L. Hanson * Thomas R. Hefty** Patrick S. Pittard Howard B. Witt	4

The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Gail L. Hanson* Thomas R. Hefty Patrick S. Pittard Howard B. Witt**	3

The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of Artisan Partners, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	James S. Hamman, Jr.*** Shannon K. Jagodinski*** Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	113à

The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012 and a member of each of the audit committee and the governance and nominating committee effective February 13, 2012. As such, Ms. Hanson did not participate in meetings of the audit committee and the governance and nominating committee for the fiscal year ended September 30, 2011.

**	Chairperson of the committee.

***	Mr. Hamman and Ms. Jagodinski were appointed to the valuation committee effective February 8, 2011.

à	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience

25

(including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan Partners Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

The compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $200,000, payable quarterly, subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. (Prior to April 1, 2011, each director who was not an affiliated person of Artisan Partners received an annual retainer of $180,000.) In addition, the independent chair of the board of directors receives an additional $60,000 annually, payable quarterly, and the chairs of the audit committee and the governance and nominating committee each receive an additional $30,000 annually, payable quarterly. If more than five in-person meetings are held in a calendar year, the board of directors may, at its discretion, pay each director an additional meeting attendance fee. Otherwise, no per meeting fees are paid.

Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

26

Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her Compensation (as defined under the Plan) as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Funds on the date that such Compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Any obligation of an Artisan Fund to make distributions under the Plan is a general obligation of that Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by the Fund and total compensation paid by the Artisan Funds complex to each director.

Name of Director	Aggregate Compensation from the Fund[1]	Total Compensation from the Artisan Funds Complex Paid to Directors[2]
Andrew A. Ziegler	$ 0	$ 0
David A. Erne	$5,859	$250,000
Gail L. Hanson[3]	–	–
Thomas R. Hefty	$5,156	$220,000
Jeffrey A. Joerres[4]	$3,281	$140,000
Patrick S. Pittard	$4,453	$190,000
Howard B. Witt	$5,156	$220,000
[1]	The compensation presented in this column is the aggregate of the compensation paid by the Fund for the fiscal year ended September 30, 2011.

[2]	The compensation presented in this column is the compensation paid by each series of Artisan Funds for the fiscal year ended September 30, 2011.

[3]

Given that Ms. Hanson became a director of Artisan Funds effective January 1, 2012, she did not receive any compensation from the Fund or other series of Artisan Funds for the fiscal year ended September 30, 2011.

[4]

Mr. Joerres resigned from the board of directors effective June 3, 2011. Upon resignation, Mr. Joerres received $980,906 in deferred compensation, which represented the value of Mr. Joerres’ account under Artisan Funds’ deferred compensation plan.

As of December 31, 2011, the officers and directors of Artisan Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) 1.53% of the Institutional Shares of the Fund and 0.20% of the Advisor Shares of the Fund.

The following table illustrates the dollar range of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of December 31, 2011, except as noted below with respect to Ms. Hanson. The dollar range for the securities represented in the table was determined using the NAV of a share of the Fund as of the close of business on December 31, 2011.

27

Fund	Directors who are not interested persons of Artisan Funds					Director who is an “interested person” of Artisan Funds
	David A. Erne	Gail L. Hanson[1]	Thomas R. Hefty	Patrick S. Pittard	Howard B. Witt	Andrew A. Ziegler
Emerging Markets Fund *	Over $100,000	$1-$10,000	None	None	Over $100,000	Over $100,000
Aggregate Artisan Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

[1]	Ms. Hanson became an independent director of Artisan Funds effective January 1, 2012. Her ownership is shown as of March 31, 2012.

*	Reflects beneficial ownership of Advisor and Institutional Shares of the Fund.

No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Manager

Maria Negrete-Gruson is the portfolio manager for Artisan Emerging Markets Fund.6 Ms. Negrete-Gruson also has responsibility for the day-to-day management of accounts other than the Fund, which may include separate accounts, separate accounts offered by Artisan Partners and unregistered funds. Ms. Negrete-Gruson may provide services to other accounts that are managed in investment strategies that differ from those of the Fund.

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2011
Fund	Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Fund	Maria Negrete-Gruson	Accounts: 2 Assets: $115,132,156	Accounts: 4 Assets: $258,792,685	Accounts: 3 Assets: $1,208,369,223

The advisory fee received by Artisan Partners in connection with the management of the Fund is not based on the performance of the Fund. Artisan Partners receives a performance-based fee for its management of three separate accounts in its emerging markets strategy. As of September 30, 2011, those accounts had an aggregate of $967,488,291 in total assets.

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by

[6]

Ms. Negrete-Gruson may invest for her own benefit in securities held in brokerage and mutual fund accounts. The information shown here does not include information about those accounts where Ms. Negrete-Gruson or members of her family have a beneficial or pecuniary interest because no advisory relationships exist with Artisan Partners or any of its affiliates.

28

all accounts included within the manager’s investment strategies, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have or are expected to have over a reasonable time, limited partnership interests in Artisan Partners Holdings LP.

At September 30, 2011, Ms. Negrete-Gruson beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) Institutional Shares of the Fund having a value within the $100,001 - $500,000 range.

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Fund’s accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times Artisan Partners’ employees, including senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for Artisan Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Funds and there are times when very significant portions of the time of senior management is devoted to Artisan Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Artisan Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds. Artisan Partners has written policies designed to

29

prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.

Management Services Provided to or Business Relationships with Artisan Funds’ Service Providers. Artisan Partners may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to Artisan Funds. In every case, the compensation paid by Artisan Funds or Artisan Partners for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services from clients that have no relationship with Artisan Funds is the same or consistent with fees received by Artisan Partners from clients that have a relationship with Artisan Funds.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, the Fund’s investment team may provide advice to and make decisions for accounts in one investment strategy, including the Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when the Fund’s investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan Partners’ investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan Partners’ investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. The trader strives to use a single broker for execution of a given trade on any given day to manage transaction

30

costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, a security may at times be of interest to Artisan Partners’ emerging markets team and another Artisan Partners’ team. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Funds’ compliance program.

Short Selling. Artisan Partners has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner

31

intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of brokers is affected by Artisan Partners’ receipt of research services.

Client commissions are used (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Fund, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest brokers or dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Funds’ compliance procedures.

Proprietary and Personal Investments and Codes of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an

32

investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners’ Codes of Ethics, which generally provide that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Codes require pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibit personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days.7 In addition, the Codes require reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Codes prohibit the purchase and sale of securities to and from client accounts. The Codes also contain policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2011, Artisan Partners had five separate accounts with performance-based fees encompassing all of its investment strategies. Two of those separate accounts are in strategies that include Artisan Funds not covered by this SAI. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

[7]

Certain transactions, including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Fund, typically have their own policies and procedures related to short-term trading activity.

33

Control Persons and Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of the Fund as of December 31, 2011 were:

Name and Address	Percentage of Outstanding Advisor Shares Held	Percentage of Outstanding Institutional Shares Held
Goldman Sachs & Company (1) 295 Chipeta Way Salt Lake City, UT 84108-1285	29.74%	0.00%
Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122	22.41%	0.00%
Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	18.37%	0.00%
Bank of New York Mellon (1) 760 Moore Road King of Prussia, PA 19406-1212	9.80%	0.00%
The Annie E. Casey Foundation 701 St. Paul Street Baltimore, MD 21202-2311	0.00%	10.43%
Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	0.00%	11.78%
Trustees of Dartmouth College 7 Lebanon Street, Suite 305 Hanover, NH 03755-2112	0.00%	6.44%
American Federation of Musicians 1 Penn Plaza, Suite 3115 New York, NY 10119-3338	0.00%	5.63%
M&I Trust Company FBO Salt River Project Employees Retirement Plan 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	0.00%	17.04%
Northern Trust Company FBO Producers-Writers Guild of America 801 South Canal Street Chicago, IL 60607-4715	0.00%	6.54%

[1]	Shares are held of record on behalf of customers and not beneficially.

34

Investment Advisory Services

Artisan Partners provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated May 10, 2006, and is responsible for management of the Fund’s investment portfolio and for overall management of the Fund’s business and affairs. Artisan Partners is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Investment Corporation, a Wisconsin corporation controlled by Andrew and Carlene Ziegler. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1330 Avenue of the Americas, Suite 3100, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for the Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the investment advisory contract for the Fund is available in the Fund’s semiannual report to shareholders for the most recent six months ended March 31. You may obtain a copy of the Fund’s most recent annual or semiannual reports, without charge, upon request to the Fund.

In return for its services, the Fund pays Artisan Partners a monthly fee at the annual rate of 1.05% of the Fund’s average daily net assets. Artisan Partners has contractually agreed to reimburse the Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets of the Fund. This contract continues through February 1, 2013, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

The investment advisory fees paid by the Fund for the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

35

Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009
$ 8,323,812	$ 2,968,220[1]	$ 805,184[1]

[1]

The amounts shown do not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by the Fund would have been $2,662,419 and $428,866 for the fiscal years ended September 30, 2010 and September 30, 2009, respectively.

Litigation involving Artisan Partners. In June 2011, a complaint entitled Reso v. Artisan Partners Limited Partnership was filed in the U.S. District Court for the Northern District of California alleging, among other things, that Artisan Partners breached its fiduciary duty by charging excessive management fees to Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Value Fund in violation of Section 36(b) of the 1940 Act. The case was subsequently transferred to the U.S. District Court for the Eastern District of Wisconsin. The plaintiff seeks declaratory and injunctive relief, rescission and restitution, as well as an award of compensatory damages in an unspecified amount. Artisan Partners believes the claims are without merit and intends to defend them vigorously.

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Dist ributor

Shares of the Fund are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Fund or its shareholders pursuant to a Distribution Agreement between the Fund and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Fund are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Fund and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Distributors or Artisan Partners bear all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Fund’s shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

36

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of the Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker or dealer selected, including its flexibility in completing step-out transactions; and others that are considered; Artisan Partners’ knowledge of the financial stability and operational capability of the broker or dealer selected; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker or dealer are considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services, and the value of such products or services. Recognizing the value of those factors, Artisan Partners may cause the Fund to pay a brokerage commission in excess of that which another broker or dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved brokers and dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by brokers or dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting brokers or dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, brokers’ or dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker or dealer to pay for distribution of Artisan Funds’ shares. As part of such policies and procedures, Artisan Partners’ staff conducts periodic testing to determine if any significant correlation exists between sales of Artisan Funds’ shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds’ portfolios to that broker (or an affiliate).

37

A small portion, if any, of the brokerage commissions generated by the Fund may be directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund. The cash rebates are made directly to the Fund and are included in net realized gain or loss on investments in the Fund’s Statement of Operations in the Fund’s annual and semiannual reports to shareholders.

When selecting a broker or dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners and its affiliates by those organizations. The types of research products and services received include: research reports, subscriptions to financial publications and research compilations; investment ideas; access to the brokers’ or dealers’ traders and analysts; access to conferences; access to managements of companies with which brokers or dealers have relationships; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; quotation services; and services related to economic and other consulting services. When Artisan Partners or its affiliates receive these items in return for client brokerage, it relieves such entity of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or ECN that will provide it or its affiliates with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker or dealer or ECN that Artisan Partners will direct brokerage transactions to that broker or dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker or dealer or ECN, even if another broker or dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker or dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Fund, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker or dealer that provides research. Artisan Partners identifies those brokers or dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those brokers or dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker or dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

38

Artisan Partners may use research products or services provided by brokers or dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its affiliates’ clients, including the Fund, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker or dealer that has provided research services to Artisan Partners or its affiliates and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners or its affiliates include both third-party research (in which the broker or dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker or dealer providing them). Artisan Partners or its affiliates use only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ and its affiliates’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by the Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009
$ 1,579,572	$ 685,769	$ 245,273

The Fund paid greater commissions for the fiscal year ended September 30, 2011 as compared to fiscal years ended September 30, 2010 and September 30, 2009. The aggregate commissions paid increased primarily due to an increase in assets.

The following table shows the brokerage commissions paid by the Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2011.

Fiscal Year Ended September 30, 2011

Commissions Paid for Research	Related Aggregate Share Price Paid/Received
$ 1,108,021	$ 433,450,347

Proxy Voting

The Fund has delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Fund. When Artisan Partners votes the Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in

39

determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests Artisan Funds may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Fund as a shareholder. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances, Artisan Partners may not vote the Fund’s proxy:

•

Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Fund’s custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•

The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•

The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.

40

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (b) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Fund’s behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or an affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provides such list to each proxy administrator, who refers all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting

41

committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the secondary proxy service provider is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by the secondary proxy service provider or any other source the proxy voting committee deems reliable. In the event the secondary proxy service provider does not provide research and analysis with respect to the issuer in question or the proxy voting committee has reason to believe the secondary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the primary proxy service provider is independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Fund, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Fund as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Funds’ website at www.artisanfunds.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

42

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Fund’s shareholders. The procedures identify the circumstances in which the Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Fund’s portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Fund and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Artisan Fund may be provided to any person. In no case do Artisan Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of the Fund’s portfolio holdings.

Public Disclosure. A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine for the Fund on Artisan Funds’ website (www.artisanfunds.com). On Artisan Funds’ website, portfolio holdings information can be found at www.artisanfunds.com/materials_info/view_online.cfm. A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Fund on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period)

43

and Forms N-Q (with respect to the first and third quarters of the Fund’s fiscal year). See the Fund’s prospectus for information on the Fund’s release of portfolio holdings information.

Disclosure of statistical or descriptive information about the Fund’s holdings that does not specifically name the securities held is not prohibited by the Fund’s policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. The Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with the Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Subject to these requirements, KPMG LLP may receive portfolio holdings information with respect to the Fund on a monthly basis. Other examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Fund, including, but not limited, to Artisan Partners and Artisan Partners UK LLP (and their service providers); Distributors; Kinetic Partners LLP; K&L Gates LLP, Ropes & Gray LLP, Seyfarth Shaw LLP, Fulbright & Jaworski LLP and Jenner & Block LLP, attorneys for Artisan Funds and other attorneys for Artisan Funds who provide services from time to time, including without limitation services relating to compliance with regulatory requirements in various non-U.S. markets; Ernst & Young LLP, Artisan Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank & Trust Company, Artisan Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., Artisan Funds’ sub-transfer agent; ISS (Institutional Shareholder Services) and Glass, Lewis & Co., Artisan Partners’ proxy voting service providers; Artisan Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poor’s, Thomson Financial, Barclays Fixed Income Research and ITG, Inc.; and Artisan Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Diligent Board Member Services, Inc., Ivize, Stark Media, Publishers Mail Service, Essex Two Incorporated, Sells Printing Company and The Printery; (b) to brokers or dealers or other counterparties, research providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any such release of nonpublic portfolio holdings information.

Purchasing, Exchanging and Redeeming Shares

Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. All investors

44

and investments in Advisor Shares of the Fund are subject to approval by the Fund. In addition, you may, subject to the approval of Artisan Funds, purchase shares of the Fund with securities that are held in the Fund’s portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by the Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of the Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 866.574.1770.

The Fund imposes a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Fund uses the “first-in, first-out” method, but reserves the right, after notice to shareholders, to change that methodology.

Shares of the Fund may be purchased, exchanged or redeemed through certain financial services companies, some of which may charge a transaction fee. The Fund may authorize from time to time certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase, exchange and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value” below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent and the 2% redemption fee (if applicable) imposed by the Fund. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.

The Fund reserves the right to waive the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and currently waives the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Fund’s criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Fund.

Some investors may purchase shares of the Fund through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. These services may include record keeping, transaction processing for shareholders’ accounts and other services to clients of the authorized agents. The Fund may pay a portion of those fees, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered directly on the books of the Fund. Artisan Partners or an affiliate, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are

45

not paid by the Fund) and for distribution and marketing-related services. Such payments by Artisan Partners or an affiliate may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Fund and sponsoring sales meetings. Although neither the Fund nor Artisan Partners nor any of its affiliates pay for the Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Fund may be included.

Net Asset Value. Share purchase, exchange and redemption orders will be priced at the Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on the Fund’s behalf. The Fund may reject a redemption order under certain circumstances, which are described the Fund’s prospectus.

The NAV of the Fund’s shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, the Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of the Fund (or of a class of shares of the Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Fund’s prospectus under the caption “Investing with Artisan Funds” for a description of the procedures used by the Fund to value securities. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

The Fund generally invests a significant portion (and perhaps as much as substantially all) of its total assets in securities primarily traded outside the U.S. The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Fund does not calculate its NAV, and sometimes are not open on days when the Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Fund calculates its NAV.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded or otherwise as provided in Artisan Funds’ Valuation Procedures. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and the Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign

46

securities under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by Artisan Partners or an affiliate as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Although the Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of the Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

The Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Fund has adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV

The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

47

Additional Federal Income Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders such as tax-advantaged retirement plans, financial institutions or foreign persons (defined below). You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

In General

The Fund has elected and intends to qualify for treatment each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or two or more issuers as to each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such a failure

48

for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, the Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. The Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by the Fund to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The Fund’s available capital loss carryforwards, if any, are set forth in the Fund’s Advisor Shares annual shareholder report for each fiscal year.

In addition, under Code sections 382 and 383, if the Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount

49

generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For U.S. federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that the Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of the Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by the Fund for more than one year.

For taxable years beginning on or before December 31, 2012, the maximum tax rate on long-term capital gains of noncorporate investors has been reduced from 20% to 15%. Also for taxable years beginning on or before December 31, 2012, long-term capital gains rates apply to “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. If the Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that may be eligible to be taxed as qualified dividend income at the reduced rate may not exceed the amount of aggregate qualifying dividends received by the Fund. To the extent the Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, these rate reductions will lapse, and all Fund dividends other than properly designated capital gain dividends will be taxable as ordinary income, for taxable years beginning on or after January 1, 2013.

In addition, for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates over certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

A portion of dividends from the Fund also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

50

To the extent that the Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions, Sales and Exchanges of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An exchange of shares of one Artisan Fund for shares of another Artisan Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.

For U.S. federal income tax purposes, an exchange of shares of the Fund directly for shares of a different class of the Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Upon the redemption, sale or exchange of the Fund’s shares, the Fund (or, in the case of shares purchased through a financial intermediary, the financial intermediary) may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s prospectus for more information.

Shares Purchased Through Tax-Qualified Plans

51

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

The backup withholding rate is 28% for amounts paid through 2012, after which the rate will increase to 31% absent legislation by Congress providing otherwise.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Fund

The Fund may purchase the securities of certain foreign investment funds, or trusts or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, the Fund generally may elect to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in each PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making this election therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain

52

and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

The Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. If foreign currency losses result in the Fund having an overall net ordinary loss, such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Income received by the Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for U.S. federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Fund currently does not expect to pass through foreign taxes to shareholders.

Investments by the Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year, thereby potentially requiring the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. In addition, investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

The Fund’s transactions in derivative instruments (e.g., forward contracts, options or

53

futures), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of the Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice provides and these regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of the Fund, then the Fund will be subject to a

54

tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from residual interests in REMICs or equity interests in TMPs as described above. In addition, special tax consequences apply to charitable remainder trusts that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors should consult their tax advisors concerning the tax consequences of investing in the Fund.

Non-U.S. Investors

In general, dividends other than those properly reported as capital gain dividends that are paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Effective for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner was not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is

55

attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund were to report a distribution as an interest-related or short-term capital gain dividend.

Moreover, depending on the circumstances, the Fund may choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or to treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. It is currently unclear whether Congress will extend these exemptions from withholding for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign person’s sale of shares of the Fund or to the capital gain dividend the foreign shareholder received (see below).

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisors in this regard.

Very generally, special tax rules apply if the Fund holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use

56

in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Certain Additional Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) beginning in 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Very generally, beginning in 2014, it is possible that all or a portion of a distribution made by the Fund to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and, to the extent an exemption applies, short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be treated as a withholdable payment subject to the 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid and timely information reporting and withholding agreement with the IRS requiring the shareholder to, among other things, report certain information about its U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement, and (ii) provides the Fund with appropriate certifications or other documentation concerning its participating or exempt status (and in some cases the status of its beneficial owners).

Persons investing in the Fund through an intermediary should contact their intermediaries regarding the application of this reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime in light of their particular circumstances.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. State Street has delegated most transfer agent

57

functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, DC 20005, is counsel to the Fund.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Fund.

Financial Statements

The financial statements of the Fund for the fiscal year ended September 30, 2011, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Fund’s Advisor Shares annual report to shareholders.

58